UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22209

Global X Funds

(Exact name of registrant as specified in charter)

605 Third Avenue, 43rd floor

New York, NY 10158

(Address of principal executive offices) (Zip code)

Thomas Park

Global X Management Company LLC

605 Third Avenue, 43rd floor

New York, NY 10158

(Name and address of agent for service)

With a copy to:

Global X Management Company LLC 605 Third Avenue, 43rd floor New York, NY 10158	Eric S. Purple, Esq. Stradley Ronon Stevens & Young, LLP 2000 K Street, N.W., Suite 700 Washington, DC 20006-1871

Registrant’s telephone number, including area code: (212) 644-6440

Date of fiscal year end: November 30, 2023

Date of reporting period: November 30, 2023

Item 1. Reports to Stockholders.

(a) A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

Global X Emerging Markets Bond ETF (ticker: EMBD)
Global X Brazil Active ETF (ticker: BRAZ)
Global X India Active ETF (ticker: NDIA)

Annual Report
November 30, 2023

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ (defined below) shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary (such as a broker-dealer or bank). Instead, shareholder reports will be available on the Funds’ website (www. globalxetfs.com/explore), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary.

You may elect to receive all future Fund shareholder reports in paper free of charge. Please contact your financial intermediary to inform them that you wish to continue receiving paper copies of Fund shareholder reports and for details about whether your election to receive reports in paper will apply to all funds held with your financial intermediary.

Shares are bought and sold at market price (not NAV) and are not individually redeemed from a Fund. Shares may only be redeemed directly from a Fund by Authorized Participants, in very large creation/redemption units. Brokerage commissions will reduce returns.

The Funds file their complete schedules of Fund holdings with the Securities and Exchange Commission (the “SEC” or “Commission”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT is available on the Commission’s website at https://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that Global X Funds uses to determine how to vote proxies relating to Fund securities, as well as information relating to how the Funds voted proxies relating to Fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-888-493-8631; and (ii) on the Commission’s website at https://www.sec.gov.

Management Discussion of Fund Performance (unaudited)
Global X Emerging Markets Bond ETF

Global X Emerging Markets Bond ETF

The Global X Emerging Markets Bond ETF (the “Fund”) is an actively managed fund sub-advised by Mirae Asset Global Investments (USA) LLC (the “Sub-adviser”) that seeks a high level of total return, consisting of both income and capital appreciation, by investing in emerging market debt. The Fund primarily invests in emerging market (“EM”) debt securities denominated in U.S. dollars, however, the Fund may also invest in emerging market debt securities denominated in applicable local foreign currencies. Securities may include fixed-rate and floating-rate debt instruments issued by sovereign, quasi-sovereign, and corporate entities from EM countries. Seeking a high level of total return from both income and capital appreciation, the Fund’s portfolio managers incorporate both top-down macro views, consistent with the views of the Sub-adviser’s Investment Committee, and bottom-up fundamental research to evaluate the attractiveness of select countries and companies that are believed to offer superior risk-adjusted returns. The portfolio managers may dynamically adjust the top-down and bottom-up strategies of the Fund to better reflect market developments as well as tactically position for opportunities to enhance returns.

The Fund uses the JP Morgan EMBI Global Core Index (“Benchmark Index”) as its performance benchmark. The Benchmark Index is a broad, diverse U.S. dollar denominated EM debt benchmark that tracks the total return of actively traded debt instruments in EM countries.

For the 12-month period ended November 30, 2023 (the “reporting period”), the Fund increased 5.80%, while the Benchmark Index increased 5.77%. The Fund had a net asset value of $21.41 per share on November 30, 2022 and ended the reporting period with a net asset value of $21.59 on November 30, 2023.

During the reporting period, the highest returns came from Government Of El Salvador 7.1246% January 20, 2050 and Government Of Sri Lanka 6.75% April 18, 2028, which returned 82.82% and 63.18%, respectively. The worst performers were Government Of Ecuador 6.0% July 31, 2030 and Government Of Ecuador 2.5% July 31, 2040, which returned -24.30% and -22.45%, respectively.

During the reporting period, the Fund recorded positive total returns as EM assets benefited from a turnaround in risk sentiment while concerns over further interest rate hikes in developed markets abated. The potential peak in interest rates and the value of the US dollar helped drive positive interest sentiment and provided a broad rally that benefited assets tied to export-dependent regions towards the end of the reporting period. These effects were especially visible near the end of the reporting period, as speculative grade credit largely surpassed higher-grade credits in returns.

Global X Emerging Markets Bond ETF JP Morgan EMBI Global Core Index, Gross	AVERAGE ANNUAL TOTAL RETURN FOR THE YEAR ENDED NOVEMBER 30, 2023
	One Year		Three Year		Annualized
	Return		Return		Inception to Date*
	Net Asset	Market	Net Asset	Market	Net Asset	Market
	Value	Price	Value	Price	Value	Price
	5.80%	4.55%	-2.97%	-2.94%	0.63%	0.75%
	5.77%	5.77%	-4.89%	-4.89%	-1.62%	-1.62%

Management Discussion of Fund Performance (unaudited)
Global X Emerging Markets Bond ETF

Growth of a $10,000 Investment

(At Net Asset Value)

* Fund commenced investment operations on June 1, 2020.

The JP Morgan EMBI Global Core Index is a broad, diverse U.S. dollar denominated emerging markets debt benchmark that tracks the total return of actively traded debt instruments in emerging market countries.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when sold, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index. Performance figures for the periods shown may reflect contractual fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements (if applicable), returns would have been lower.

There are no assurances that the Fund will meet its stated objectives.

The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.

See definition of comparative indices above.

Management Discussion of Fund Performance (unaudited)
Global X Brazil Active ETF

Global X Brazil Active ETF

The Global X Brazil Active ETF (the “Fund”) is an actively managed ETF designed to offer investors direct exposure to the Brazilian Economy. The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, measured at the time of purchase, in equity securities: (i) of issuers domiciled in Brazil; and/or (ii) that are tied economically to Brazil, provided that, in either case, the issuers of any such securities are deemed by the investment adviser to have a current or future leading position in terms of market share and/or market capitalization within their respective country, region, industry, products produced or services offered, as applicable.

The Fund uses the MSCI Brazil Index as its benchmark index (the “Benchmark Index”). The Benchmark Index is designed to measure the performance of the large and mid cap segments of the Brazilian market.

For the period between the Fund’s inception and November 30, 2023 (the “reporting period”), the Fund increased 10.36% while the Benchmark Index increased 10.97%. The Fund had a net asset value of $25.00 per share on August 16, 2023 and ended the reporting period with a net asset value of $27.59 on November 30, 2023.

During the reporting period, the highest returns came from Vibra Energia SA and MercadoLibre, Inc., which returned 32.73% and 29.90%, respectively. The worst performers were Vamos Locacao de Caminhoes, Maquinas e Equipamentos SA and WEG S.A., which returned -20.79% and -8.28%, respectively.

The Fund’s positive returns during the reporting period stemmed from a combination of factors. First, after containing inflation, Brazil’s Central Bank began a potentially impactful interest rate cutting cycle. Second, the government made incremental progress towards orthodox fiscal reforms. Third, towards the end of the reporting period, the Fund benefitted from signals from the U.S. Federal Reserve that U.S. interest rates could be plateauing. Overall, Brazilian equities also benefitted from relatively low valuation multiples and high dividend yields, contributing to the Fund’s positive returns.

Global X Brazil Active ETF MSCI Brazil Index	AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED
	NOVEMBER 30, 2023
	Cumulative Inception to Date*
	Net Asset Value	Market Price
	10.36%	11.42%
	10.97%	10.97%

Management Discussion of Fund Performance (unaudited)
Global X Brazil Active ETF

Growth of a $10,000 Investment

(At Net Asset Value)

* Fund commenced investment operations on August 16, 2023.

The MSCI Brazil Index is designed to measure the performance of the large and mid cap segments of the Brazilian market. With 47 constituents, the index covers about 85% of the Brazilian equity universe.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when sold, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index. Performance figures for the periods shown may reflect contractual fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements (if applicable), returns would have been lower.

There are no assurances that the Fund will meet its stated objectives.

The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.

See definition of comparative indices above.

Management Discussion of Fund Performance (unaudited)
Global X India Active ETF

Global X India Active ETF

The Global X India Active ETF (the “Fund”) is an actively managed ETF designed to offer investors direct exposure to the Indian Economy. The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes, measured at the time of purchase, in equity securities: (i) of issuers domiciled in India; and/or (ii) that are tied economically to India provided that, in either case, the issuers of any such securities are deemed by the investment adviser to have a current or future leading position in terms of market share and/or market capitalization within their respective country, region, industry, products produced or services offered, as applicable.

The Fund uses the MSCI India Index as its benchmark index (the “Benchmark Index”). The Benchmark Index is designed to measure the performance of the large and mid cap segments of the Indian market.

For the period between the Fund’s inception and November 30, 2023 (the “reporting period”), the Fund increased 5.08% while the Benchmark Index increased 6.06%. The Fund had a net asset value of $25.00 per share on August 17, 2023 and ended the reporting period with a net asset value of $26.27 on November 30, 2023.

During the reporting period, the highest returns came from Trent Limited and DLF Limited, which returned 40.65% and 30.66%, respectively. The worst performers were Reliance Industries Limited and HDFC Bank Limited, which returned -6.07% and -5.06%, respectively.

The Fund’s strong returns during the reporting period stemmed from a combination of factors. First, investors began to price in the likely chance of a Bharatiya Janata Party (“BJP”) victory and Prime Minister Modi’s reelection in the Indian 1H24 election cycle. These factors contributed to positive market sentiment, as Prime Minister Modi has delivered market friendly policies that have allowed India to unlock its growth potential in his first two terms. The market also responded positively to Prime Minister Modi’s potential re-election for the prospect of economic continuity. Second, as a net importer, India benefitted from lower energy prices. Third, the Fund benefitted from November signals from the U.S. Federal Reserve that U.S. interest rates could be plateauing.

Global X India Active ETF MSCI India Index	AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD ENDED NOVEMBER 30, 2023
	Cumulative Inception to Date*
	Net Asset Value	Market Price
	5.08%	6.48%
	6.06%	6.06%

Management Discussion of Fund Performance (unaudited)
Global X India Active ETF

Growth of a $10,000 Investment

(At Net Asset Value)

* Fund commenced investment operations on August 17, 2023.

The MSCI India Index is designed to measure the performance of the large and mid cap segments of the Indian market. With 122 constituents, the index covers approximately 85% of the Indian equity universe.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when sold, it may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike the Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index. Performance figures for the periods shown may reflect contractual fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements (if applicable), returns would have been lower.

There are no assurances that the Fund will meet its stated objectives.

The Fund’s holdings and allocations are subject to change and should not be considered recommendations to buy individual securities.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares.

See definition of comparative indices above.

Schedule of Investments	November 30, 2023
Global X Emerging Markets Bond ETF

Sector Weightings (Unaudited)†:

†  Sector weightings percentages are based on the total market value of investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

	Face Amount	Value
SOVEREIGN DEBT — 63.2%
Angola — 0.8%
Angolan Government International Bond 8.750%, 04/14/32	$1,200,000	$1,002,000
Argentina — 1.7%
Argentine Republic Government International Bond
4.250%, 01/09/38(A)	2,100,000	765,623
3.625%, 07/09/35(A)	2,900,000	935,772
3.500%, 07/09/41(A)	1,400,000	455,959
		2,157,354
Azerbaijan — 0.3%
Republic of Azerbaijan International Bond 3.500%, 09/01/32	400,000	332,440
Bahrain — 0.4%
Bahrain Government International Bond 6.750%, 09/20/29	200,000	200,228
Bahrain Government International Bond MTN 5.250%, 01/25/33	300,000	260,300
		460,528

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	November 30, 2023
Global X Emerging Markets Bond ETF

	Face Amount	Value
SOVEREIGN DEBT — continued
Brazil — 2.5%
Brazilian Government International Bond
6.000%, 10/20/33	$1,600,000	$1,556,049
5.625%, 02/21/47	400,000	329,936
4.625%, 01/13/28	1,100,000	1,075,966
3.750%, 09/12/31	200,000	174,299
		3,136,250
Chile — 1.6%
Chile Government International Bond
4.000%, 01/31/52	1,000,000	765,893
3.860%, 06/21/47	200,000	153,461
3.500%, 01/25/50	600,000	423,015
3.240%, 02/06/28	800,000	745,700
		2,088,069
Colombia — 2.6%
Colombia Government International Bond
5.200%, 05/15/49	1,400,000	991,523
4.500%, 03/15/29	400,000	358,223
4.125%, 05/15/51	500,000	300,052
3.875%, 04/25/27	1,000,000	928,665
3.250%, 04/22/32	900,000	677,052
3.125%, 04/15/31	200,000	154,458
		3,409,973
Costa Rica — 0.7%
Costa Rica Government International Bond
6.550%, 04/03/34(B)	200,000	201,250
6.125%, 02/19/31	600,000	597,420
		798,670
Dominican Republic — 3.6%
Dominican Republic International Bond
7.050%, 02/03/31	500,000	503,088
6.400%, 06/05/49	600,000	527,999
6.000%, 07/19/28	1,000,000	973,551
5.950%, 01/25/27	500,000	491,777
4.875%, 09/23/32	1,200,000	1,034,880
4.500%, 01/30/30	1,200,000	1,061,070
		4,592,365

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	November 30, 2023
Global X Emerging Markets Bond ETF

	Face Amount	Value
SOVEREIGN DEBT — continued
Ecuador — 1.5%
Ecuador Government International Bond
6.000%, 07/31/30(A)	$400,000	$184,053
3.500%, 07/31/35(A)	3,200,000	1,119,276
2.500%, 07/31/40(A)	2,000,000	620,000
		1,923,329
Egypt — 2.4%
Egypt Government International Bond
8.875%, 05/29/50	1,000,000	579,650
8.700%, 03/01/49	1,000,000	572,444
7.903%, 02/21/48	400,000	220,068
7.625%, 05/29/32	1,000,000	634,896
5.800%, 09/30/27	200,000	142,760
Egypt Government International Bond MTN 5.875%, 02/16/31	1,200,000	718,997
		2,868,815
El Salvador — 0.1%
El Salvador Government International Bond 7.125%, 01/20/50(B)	200,000	133,456
Ghana — 0.6%
Ghana Government International Bond
8.950%, 03/26/51	400,000	169,461
8.627%, 06/16/49	600,000	251,340
8.125%, 03/26/32	1,000,000	427,110
		847,911
Hungary — 4.1%
Hungary Government International Bond
6.750%, 09/25/52	600,000	610,452
6.250%, 09/22/32	1,500,000	1,530,906
6.125%, 05/22/28	1,200,000	1,219,082
5.500%, 06/16/34	500,000	476,105
3.125%, 09/21/51	1,000,000	606,700
2.125%, 09/22/31	800,000	615,520
		5,058,765
India — 0.6%
Export-Import Bank of India 3.875%, 02/01/28	800,000	753,298

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	November 30, 2023
Global X Emerging Markets Bond ETF

	Face Amount	Value
SOVEREIGN DEBT — continued
Indonesia — 0.9%
Indonesia Government International Bond
5.650%, 01/11/53	$400,000	$404,160
4.550%, 01/11/28	800,000	783,681
		1,187,841
Ivory Coast — 0.8%
Ivory Coast Government International Bond 6.125%, 06/15/33	1,200,000	1,052,424
Jordan — 0.3%
Jordan Government International Bond 5.750%, 01/31/27	400,000	385,000
Kenya — 0.4%
Republic of Kenya Government International Bond 8.250%, 02/28/48	600,000	453,144
Kuwait — 0.2%
Kuwait International Government Bond 3.500%, 03/20/27	200,000	192,048
Mexico — 2.8%
Mexico Government International Bond
6.350%, 02/09/35	1,000,000	1,010,516
5.000%, 04/27/51	400,000	325,375
4.750%, 04/27/32	1,000,000	930,534
4.400%, 02/12/52	800,000	591,174
4.150%, 03/28/27	200,000	194,059
2.659%, 05/24/31	400,000	326,907
		3,378,565
Morocco — 1.1%
Morocco Government International Bond
6.500%, 09/08/33	200,000	202,092
4.000%, 12/15/50	200,000	132,138
2.375%, 12/15/27	1,200,000	1,052,208
		1,386,438
Nigeria — 1.3%
Nigeria Government International Bond
9.248%, 01/21/49	400,000	330,824
7.696%, 02/23/38	700,000	531,538
7.143%, 02/23/30	200,000	170,610

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	November 30, 2023
Global X Emerging Markets Bond ETF

	Face Amount	Value
SOVEREIGN DEBT — continued
Nigeria — continued
Nigeria Government International Bond MTN 7.625%, 11/28/47	$800,000	$580,000
		1,612,972
Oman — 3.7%
Oman Government International Bond
6.250%, 01/25/31	1,000,000	1,025,436
5.625%, 01/17/28	1,300,000	1,301,326
5.375%, 03/08/27	1,000,000	991,760
4.750%, 06/15/26	700,000	682,325
Oman Government International Bond MTN 6.000%, 08/01/29	800,000	809,979
		4,810,826
Pakistan — 0.2%
Pakistan Government International Bond MTN
8.875%, 04/08/51	200,000	117,500
7.375%, 04/08/31	200,000	118,052
		235,552
Panama — 1.6%
Panama Government International Bond
6.400%, 02/14/35	300,000	280,110
4.500%, 04/01/56	200,000	126,068
3.875%, 03/17/28	800,000	720,401
3.870%, 07/23/60	800,000	448,756
3.750%, 03/16/25	400,000	385,585
		1,960,920
Paraguay — 0.9%
Paraguay Government International Bond
5.000%, 04/15/26	600,000	588,998
4.950%, 04/28/31	600,000	565,202
		1,154,200
Peru — 3.2%
Peruvian Government International Bond
8.750%, 11/21/33	1,700,000	2,066,449
5.625%, 11/18/50	600,000	580,232
3.550%, 03/10/51	800,000	562,453
3.000%, 01/15/34	400,000	321,238
2.783%, 01/23/31	500,000	421,284
2.392%, 01/23/26	200,000	187,685
		4,139,341

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	November 30, 2023
Global X Emerging Markets Bond ETF

	Face Amount	Value
SOVEREIGN DEBT — continued
Philippines — 1.4%
Philippine Government International Bond
6.375%, 10/23/34	$800,000	$867,000
5.950%, 10/13/47	200,000	208,328
5.500%, 01/17/48	400,000	391,986
3.700%, 02/02/42	400,000	311,667
		1,778,981
Poland — 2.1%
Bank Gospodarstwa Krajowego MTN 5.375%, 05/22/33	1,600,000	1,560,144
Republic of Poland Government International Bond 5.500%, 04/04/53	1,200,000	1,156,853
		2,716,997
Qatar — 1.8%
Qatar Government International Bond
4.817%, 03/14/49	600,000	533,680
4.625%, 06/02/46	200,000	174,972
4.400%, 04/16/50	1,000,000	836,250
3.750%, 04/16/30	400,000	379,224
3.400%, 04/16/25	400,000	389,592
		2,313,718
Romania — 2.4%
Romanian Government International Bond
5.250%, 11/25/27	600,000	585,510
4.000%, 02/14/51	800,000	528,792
3.625%, 03/27/32	200,000	166,000
3.000%, 02/14/31	600,000	486,732
3.000%, 02/27/27	1,400,000	1,280,216
		3,047,250
Saudi Arabia — 2.2%
Saudi Government International Bond 4.375%, 04/16/29	700,000	681,184
Saudi Government International Bond MTN
4.500%, 04/17/30	600,000	582,444
3.750%, 01/21/55	1,500,000	1,032,093
2.250%, 02/02/33	600,000	475,128
		2,770,849

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	November 30, 2023
Global X Emerging Markets Bond ETF

	Face Amount	Value
SOVEREIGN DEBT — continued
Senegal — 0.4%
Senegal Government International Bond 6.750%, 03/13/48	$800,000	$562,160
Serbia — 0.5%
Serbia International Bond 6.500%, 09/26/33	700,000	687,890
South Africa — 3.9%
Republic of South Africa Government International Bond
7.300%, 04/20/52	700,000	601,720
5.875%, 09/16/25	600,000	598,140
5.875%, 04/20/32	800,000	716,966
4.850%, 09/27/27	400,000	380,904
4.850%, 09/30/29	1,800,000	1,611,000
4.300%, 10/12/28	1,000,000	898,540
		4,807,270
Sri Lanka — 0.4%
Sri Lanka Government International Bond
7.550%, 03/28/30	600,000	297,159
6.750%, 04/18/28	600,000	300,189
		597,348
Turkey — 2.4%
Turkiye Government International Bond
6.625%, 02/17/45	400,000	317,680
6.125%, 10/24/28	400,000	376,066
5.750%, 05/11/47	600,000	423,000
5.250%, 03/13/30	1,000,000	866,256
4.750%, 01/26/26	600,000	571,450
4.250%, 04/14/26	400,000	374,640
		2,929,092
Ukraine — 0.5%
Ukraine Government International Bond
7.750%, 09/01/28	400,000	109,172
7.375%, 09/25/34	1,000,000	235,000
7.253%, 03/15/35	1,000,000	235,000
		579,172
United Arab Emirates — 3.8%
Abu Dhabi Government International Bond
3.125%, 09/30/49	800,000	535,891
2.125%, 09/30/24	1,000,000	971,280

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	November 30, 2023
Global X Emerging Markets Bond ETF

	Face Amount	Value
SOVEREIGN DEBT — continued
United Arab Emirates — continued
Abu Dhabi Government International Bond MTN
3.125%, 10/11/27	$800,000	$754,640
2.500%, 04/16/25	1,200,000	1,154,640
Finance Department Government of Sharjah
6.500%, 11/23/32	400,000	404,028
6.500%, 11/23/32(B)	400,000	404,028
Finance Department Government of Sharjah MTN 4.375%, 03/10/51	1,000,000	662,452
		4,886,959
Uruguay — 0.5%
Uruguay Government International Bond
5.100%, 06/18/50	200,000	188,564
4.375%, 01/23/31	400,000	387,484
		576,048
TOTAL SOVEREIGN DEBT (Cost $88,431,323)		79,766,228

CORPORATE OBLIGATIONS — 26.4%
Azerbaijan — 0.3%
Energy — 0.3%
Southern Gas Corridor CJSC 6.875%, 03/24/26	400,000	401,884
Brazil — 0.9%
Industrials — 0.5%
Rumo Luxembourg Sarl 4.200%, 01/18/32	200,000	163,000
Sitios Latinoamerica 5.375%, 04/04/32	600,000	533,587
		696,587
Materials — 0.4%
Vale Overseas 3.750%, 07/08/30	500,000	440,033
		1,136,620
Chile — 2.4%
Consumer Staples — 0.8%
Cia Cervecerias Unidas 3.350%, 01/19/32	1,200,000	996,000

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	November 30, 2023
Global X Emerging Markets Bond ETF

	Face Amount	Value
CORPORATE OBLIGATIONS — continued
Materials — 1.6%
Corp Nacional del Cobre de Chile
5.950%, 01/08/34	$700,000	$685,421
3.625%, 08/01/27	1,000,000	929,539
3.000%, 09/30/29	600,000	518,114
		2,133,074
		3,129,074
China — 0.5%
Communication Services — 0.5%
Prosus
4.987%, 01/19/52	500,000	351,853
3.832%, 02/08/51	500,000	297,517
		649,370
Colombia — 0.5%
Energy — 0.5%
Ecopetrol 5.875%, 05/28/45	900,000	640,159
Indonesia — 1.7%
Energy — 0.2%
Pertamina Persero MTN 6.450%, 05/30/44	200,000	202,055
Materials — 1.2%
Freeport Indonesia 6.200%, 04/14/52	200,000	182,050
Freeport Indonesia MTN 5.315%, 04/14/32	450,000	424,691
Indonesia Asahan Aluminium / Mineral Industri Indonesia Persero 6.530%, 11/15/28	1,000,000	1,027,800
		1,634,541
Utilities — 0.3%
Perusahaan Perseroan Persero Perusahaan Listrik Negara MTN 4.125%, 05/15/27	400,000	384,000
		2,220,596
Israel — 1.0%
Materials — 1.0%
ICL Group 6.375%, 05/31/38(B)	1,400,000	1,265,398

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	November 30, 2023
Global X Emerging Markets Bond ETF

	Face Amount	Value
CORPORATE OBLIGATIONS — continued
Kazakhstan — 1.5%
Energy — 1.5%
KazMunayGas National JSC 6.375%, 10/24/48	$1,500,000	$1,274,958
Tengizchevroil Finance International
4.000%, 08/15/26	200,000	183,300
3.250%, 08/15/30	600,000	463,194
		1,921,452
Malaysia — 1.8%
Energy — 1.8%
Petronas Capital MTN
4.550%, 04/21/50	1,400,000	1,183,385
3.500%, 03/18/25	600,000	585,702
3.500%, 04/21/30	500,000	456,060
		2,225,147
Mexico — 5.1%
Consumer Discretionary — 0.3%
Becle 2.500%, 10/14/31	500,000	386,692
Consumer Staples — 0.6%
Bimbo Bakeries USA 6.050%, 01/15/29	800,000	817,656
Energy — 2.8%
Petroleos Mexicanos
10.000%, 02/07/33	200,000	186,540
7.690%, 01/23/50	900,000	599,114
6.840%, 01/23/30	1,200,000	969,643
6.500%, 01/23/29	1,000,000	838,282
5.950%, 01/28/31	1,200,000	894,684
		3,488,263
Financials — 0.5%
Banco Nacional de Comercio Exterior SNC 2.720%, H15T5Y + 2.000%, 08/11/31(C)	800,000	672,968
Materials — 0.9%
Orbia Advance 2.875%, 05/11/31	800,000	636,313
Southern Copper 5.875%, 04/23/45	500,000	477,643
		1,113,956
		6,479,535

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	November 30, 2023
Global X Emerging Markets Bond ETF

	Face Amount	Value
CORPORATE OBLIGATIONS — continued
Morocco — 0.3%
Materials — 0.3%
OCP 5.125%, 06/23/51	$600,000	$429,210
Peru — 0.3%
Energy — 0.3%
Transportadora de Gas del Peru 4.250%, 04/30/28	400,000	387,738
Saudi Arabia — 2.3%
Energy — 1.7%
EIG Pearl Holdings Sarl
4.387%, 11/30/46	800,000	588,901
3.545%, 08/31/36	400,000	332,512
Saudi Arabian Oil MTN
3.500%, 04/16/29	800,000	736,512
2.875%, 04/16/24	400,000	394,984
		2,052,909
Utilities — 0.6%
Acwa Power Management And Investments One 5.950%, 12/15/39	798,168	763,352
		2,816,261
South Africa — 1.6%
Materials — 0.3%
Sasol Financing USA 5.500%, 03/18/31	400,000	325,991
Utilities — 1.3%
Eskom Holdings SOC MTN 6.350%, 08/10/28	1,800,000	1,692,000
		2,017,991
South Korea — 0.1%
Information Technology — 0.1%
SK Hynix 2.375%, 01/19/31	200,000	156,946
Thailand — 1.1%
Energy — 0.3%
Thaioil Treasury Center MTN 5.375%, 11/20/48	400,000	336,333

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	November 30, 2023
Global X Emerging Markets Bond ETF

	Face Amount	Value
CORPORATE OBLIGATIONS — continued
Materials — 0.8%
GC Treasury Center MTN
5.200%, 03/30/52	$600,000	$478,623
2.980%, 03/18/31	600,000	487,338
		965,961
		1,302,294
United Arab Emirates — 0.9%
Energy — 0.3%
Abu Dhabi Crude Oil Pipeline 4.600%, 11/02/47	400,000	346,730
Industrials — 0.6%
DP World Crescent MTN 4.848%, 09/26/28	200,000	193,884
DP World MTN 4.700%, 09/30/49	600,000	466,500
		660,384
		1,007,114
United Kingdom — 1.0%
Consumer Staples — 1.0%
CK Hutchison International 23
4.875%, 04/21/33(B)	750,000	726,504
4.750%, 04/21/28	500,000	493,050
		1,219,554
United States — 3.1%
Financials — 2.1%
Bank of America MTN 4.948%, SOFRRATE + 2.040%, 07/22/28(C)	800,000	784,797
JPMorgan Chase
3.960%, TSFR3M + 1.507%, 01/29/27(C)	800,000	773,844
1.578%, SOFRRATE + 0.885%, 04/22/27(C)	1,200,000	1,092,261
		2,650,902
Materials — 1.0%
GCC 3.614%, 04/20/32	1,500,000	1,225,170
		3,876,072
TOTAL CORPORATE OBLIGATIONS (Cost $36,682,340)		33,282,415

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	November 30, 2023
Global X Emerging Markets Bond ETF

	Face Amount	Value
U.S. TREASURY OBLIGATIONS — 7.8%
U.S. Treasury Bond 4.125%, 08/15/53	$600,000	$561,000
U.S. Treasury Notes
3.375%, 05/15/33	800,000	739,000
3.000%, 07/31/24	3,800,000	3,743,148
2.500%, 04/30/24	2,500,000	2,470,801
0.375%, 11/30/25	2,600,000	2,387,430
TOTAL U.S. TREASURY OBLIGATIONS (Cost $9,960,962)		9,901,379
	Shares
EXCHANGE TRADED FUND — 1.0%
Global X 1-3 Month T-Bill ETF (D)	50,000	1,256,500

TOTAL EXCHANGE TRADED FUND (Cost $1,256,772)		1,256,500
TOTAL INVESTMENTS — 98.4% (Cost $136,331,397)		$124,206,522

Percentages are based on Net Assets of $126,290,172.

(A)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(B)	Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration normally to qualified institutions. On November 30, 2023, the value of these securities amounted to $2,730,636, representing 2.2% of the Net Assets of the Fund.
(C)	Variable or floating rate security. The rate shown is the effective interest rate as of period end. The rates on certain securities are not based on published reference rates and spreads and are either determined by the issuer or agent based on current market conditions; by using a formula based on the rates of underlying loans; or by adjusting periodically based on prevailing interest rates.
(D)	Affiliated investment.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	November 30, 2023
Global X Emerging Markets Bond ETF

The following is a summary of the level of inputs used as of November 30, 2023, in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Sovereign Debt	$—	$79,766,228	$—	$79,766,228
Corporate Obligations	—	33,282,415	—	33,282,415
U.S. Treasury Obligations	—	9,901,379	—	9,901,379
Exchange Traded Fund	1,256,500	—	—	1,256,500
Total Investments in Securities	$1,256,500	$122,950,022	$—	$124,206,522

The following is a summary of the Fund’s transactions with affiliates for the year ended November 30, 2023:

Value at 11/30/22	Purchases at Cost	Proceeds from Sales	Changes in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value at 11/30/23	Income	Capital Gains
Global X 1-3 Month T-Bill ETF
$—	$1,256,772	$—	$(272)	$—	$1,256,500	$17,125	$—

Amounts designated as “—” are $0 or have been rounded to $0.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	November 30, 2023
Global X Brazil Active ETF

Sector Weightings (Unaudited)†:

† Sector weightings percentages are based on the total market value of investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

	Shares	Value
COMMON STOCK — 88.0%
BRAZIL — 85.7%
Consumer Discretionary — 9.8%
Arcos Dorados Holdings, Cl A	5,002	$57,973
Lojas Renner	22,600	75,009
MercadoLibre *	45	72,921
Vibra Energia	11,000	52,075
Vivara Participacoes	11,200	67,510
		325,488
Consumer Staples — 5.3%
AMBEV ADR	23,530	64,472
Raia Drogasil	19,200	109,309
		173,781
Energy — 18.7%
3R PETROLEUM OLEO E GAS *	20,200	122,783
Petroleo Brasileiro ADR	20,552	313,829
PRIO *	19,400	180,656
		617,268
Financials — 25.2%
B3 - Brasil Bolsa Balcao	49,400	133,209

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	November 30, 2023
Global X Brazil Active ETF

	Shares	Value
COMMON STOCK — continued
Financials — continued
Banco Bradesco ADR	54,770	$182,384
Banco BTG Pactual	16,800	121,055
Banco do Brasil	7,600	83,624
Itau Unibanco Holding ADR	39,776	254,566
NU Holdings, Cl A *	7,416	60,366
		835,204
Health Care — 1.6%
Hapvida Participacoes e Investimentos *	61,000	54,046

Industrials — 9.7%
Localiza Rent a Car	10,200	124,164
Rumo	13,200	61,286
Vamos Locacao de Caminhoes Maquinas e Equipamentos	36,700	68,679
WEG	9,800	67,933
		322,062
Materials — 10.4%
Suzano ADR	7,680	83,405
Vale ADR, Cl B	17,392	260,880
		344,285
Utilities — 5.0%
Centrais Eletricas Brasileiras ADR	12,072	99,956
Equatorial Energia	9,600	66,294
		166,250
TOTAL BRAZIL		2,838,384
UNITED STATES — 2.3%
Consumer Staples — 2.3%
JBS	15,800	74,351

TOTAL COMMON STOCK (Cost $2,705,348)		2,912,735

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	November 30, 2023
Global X Brazil Active ETF

	Shares	Value
PREFERRED STOCK — 7.8%
BRAZIL— 7.8%
Financials — 3.7%
Itausa (A)	62,265	$123,084
Materials — 4.1%
Bradespar (A)	27,600	136,538
TOTAL BRAZIL		259,622
TOTAL PREFERRED STOCK (Cost $231,763)		259,622

EXCHANGE TRADED FUND — 2.5%
Global X 1-3 Month T-Bill ETF (B)	3,284	82,527

TOTAL EXCHANGE TRADED FUND (Cost $82,460)		82,527
TOTAL INVESTMENTS — 98.3% (Cost $3,019,571)		$3,254,884

Percentages are based on Net Assets of $3,310,818.

*	Non-income producing security.
(A)	There is currently no stated interest rate.
(B)	Affiliated investment.

As of November 30, 2023, all of the Fund’s investments were considered Level 1, in accordance with authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

The following is a summary of the Fund’s transactions with affiliates for the year ended November 30, 2023:

Value at 11/30/22	Purchases at Cost	Proceeds from Sales	Changes in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value at 11/30/23	Income	Capital Gains
Global X 1-3 Month T-Bill ETF
$—	$97,530	$(15,073)	$67	$3	$82,527	$1,003	$—

Amounts designated as “—” are $0 or have been rounded to $0.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	November 30, 2023
Global X India Active ETF

Sector Weightings (Unaudited)†:

†  Sector weightings percentages are based on the total market value of investments. Total investments do not include derivatives such as options, futures contracts, forward contracts, and swap contracts, if applicable.

	Shares	Value
COMMON STOCK — 94.7%
INDIA — 94.7%
Communication Services — 3.1%
Bharti Airtel	21,545	$262,151

Consumer Discretionary — 11.3%
FSN E-Commerce Ventures *	35,000	73,783
Maruti Suzuki India	1,235	157,107
Samvardhana Motherson International	135,800	149,896
Sona Blw Precision Forgings	3,000	20,073
Tata Motors	21,004	177,918
Titan	4,233	177,180
Trent	5,269	176,089
Zomato *	13,984	19,879
		951,925
Consumer Staples — 10.7%
Britannia Industries	544	31,655
Hindustan Unilever	12,024	367,026
Nestle India	1,001	290,914
United Spirits	16,430	206,642
		896,237

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	November 30, 2023
Global X India Active ETF

	Shares	Value
COMMON STOCK — continued
Energy — 9.4%
Bharat Petroleum	37,494	$195,891
Reliance Industries GDR	10,319	591,279
		787,170
Financials — 27.7%
Axis Bank	26,973	347,457
Federal Bank	92,097	162,728
HDFC Bank ADR	9,763	586,170
ICICI Bank ADR	27,062	599,964
SBI Life Insurance	17,445	300,238
Shriram Finance	7,087	170,577
State Bank of India	23,680	160,363
		2,327,497
Health Care — 5.2%
Apollo Hospitals Enterprise	4,038	267,717
Sun Pharmaceutical Industries	11,725	172,352
		440,069
Industrials — 4.5%
Larsen & Toubro	10,063	375,183

Information Technology — 12.9%
Infosys ADR	31,092	545,665
LTIMindtree	2,544	168,902
Tata Consultancy Services	8,868	370,867
		1,085,434
Materials — 5.7%
Ambuja Cements	28,650	150,905
Asian Paints	4,300	160,870
Tata Steel	111,532	171,055
		482,830
Real Estate — 2.1%
DLF	23,829	178,831

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	November 30, 2023
Global X India Active ETF

	Shares	Value
COMMON STOCK — continued
Utilities — 2.1%
NTPC	56,000	$175,466

TOTAL INDIA		7,962,793
TOTAL COMMON STOCK (Cost $7,688,233)		7,962,793

EXCHANGE TRADED FUND — 3.1%
Global X 1-3 Month T-Bill ETF (A)	10,264	257,934

TOTAL EXCHANGE TRADED FUND (Cost $257,239)		257,934
TOTAL INVESTMENTS — 97.8% (Cost $7,945,472)		$8,220,727

Percentages are based on Net Assets of $8,406,742.

*	Non-income producing security.
(A)	Affiliated investment.

As of November 30, 2023, all of the Fund’s investments were considered Level 1, in accordance with authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

The following is a summary of the Fund’s transactions with affiliates for the year ended November 30, 2023:

Value at 11/30/22	Purchases at Cost	Proceeds from Sales	Changes in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value at 11/30/23	Income	Capital Gains
Global X 1-3 Month T-Bill ETF
$—	$340,504	$(83,099)	$695	$(166)	$257,934	$1,481	$—

Amounts designated as “—” are $0 or have been rounded to $0.

See “Glossary” for abbreviations.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	November 30, 2023
Glossary (abbreviations which may be used in the preceding Schedules of Investments):

Fund Abbreviations

ADR — American Depositary Receipt

CJSC — Closed Joint-Stock Company

Cl — Class

ETF — Exchange-Traded Fund

GDR — Global Depositary Receipt

H15T5Y — US Treasury Yield Curve Rate T Note Constant Maturity 5 Year

JSC — Joint-Stock Company

MTN — Medium Term Note

SOC — State Owned Company

SOFR — Secured Overnight Financing Rate

TSFR3M — Term Secured Overnight Financing Rate 3-Month

Statements of Assets and Liabilities

November 30, 2023

	Global X Emerging Markets Bond ETF	Global X Brazil Active ETF	Global X India Active ETF
Assets:
Cost of Investments	$135,074,625	$2,937,111	$7,688,233
Cost of Affiliated Investments	1,256,772	82,460	257,239
Cost/(Proceeds) of Foreign Currency	—	52	(9)
Investments, at Value	$122,950,022	$3,172,357	$7,962,793
Affiliated Investments, at Value	1,256,500	82,527	257,934
Cash	1,091,841	14,867	1,340,009
Foreign Currency, at Value	—	52	—
Dividend and Interest Receivable	1,548,839	35,382	525
Receivable for Capital Shares Sold	—	—	1,050,972
Receivable for Investment Securities Sold	—	7,606	28,006
Due from Broker	1,192,440	—	—
Total Assets	128,039,642	3,312,791	10,640,239
Liabilities:
Payable for Capital Shares Redeemed	1,192,440	—	—
Payable for Investment Securities Purchased	509,830	—	1,038,833
Payable due to Investment Adviser	37,903	1,973	3,522
Overdraft of Foreign Currency	—	—	9
Accrued Foreign Capital Gains Tax on Appreciated Securities	—	—	44,841
Due to Broker	9,297	—	1,146,292
Total Liabilities	1,749,470	1,973	2,233,497
Net Assets	$126,290,172	$3,310,818	$8,406,742
Net Assets Consist of:
Paid-in Capital	$147,587,702	$3,031,842	$8,163,000
Total Distributable Earnings (Accumulated Losses)	(21,297,530)	278,976	243,742
Net Assets	$126,290,172	$3,310,818	$8,406,742
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	5,850,000	120,000	320,000
Net Asset Value, Offering and Redemption Price Per Share	$21.59	$27.59	$26.27

The accompanying notes are an integral part of the financial statements.

Statements of Operations

For the year/period ended November 30, 2023

	Global X Emerging Markets Bond ETF	Global X Brazil Active ETF(1)	Global X India Active ETF(2)
Investment Income:
Dividend Income, from Affiliated Investments	$17,125	$1,003	$1,481
Dividend Income	—	47,599	6,880
Interest Income	6,724,179	117	412
Less: Foreign Taxes Withheld	(1,668)	(4,670)	(1,299)
Total Investment Income	6,739,636	44,049	7,474
Expenses:
Supervision and Administration Fees(3)	440,489	6,310	7,670
Custodian Fees(4)	52	27	87
Total Expenses	440,541	6,337	7,757
Net Investment Income (Loss)	6,299,095	37,712	(283)
Net Realized Gain (Loss) on:
Investments(5)	(5,155,039)	8,171	30,349
Affiliated Investments	—	3	(166)
Foreign Currency Transactions	(1)	(2,196)	(11,172)
Foreign Capital Gains Tax	—	—	(5,425)
Payment from Adviser(6)	224	14	26
Net Realized Gain (Loss)	(5,154,816)	5,992	13,612
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	4,915,737	235,246	274,560
Affiliated Investments	(272)	67	695
Foreign Capital Gains Tax on Appreciated Securities	—	—	(44,841)
Foreign Currency Translations	—	(41)	(1)
Net Change in Unrealized Appreciation (Depreciation)	4,915,465	235,272	230,413
Net Realized and Unrealized Gain (Loss)	(239,351)	241,264	244,025
Net Increase in Net Assets Resulting from Operations	$6,059,744	$278,976	$243,742

(1)	The Fund commenced operations on August 16, 2023.
(2)	The Fund commenced operations on August 17, 2023.
(3)	The Supervision and Administration fees includes fees paid by the Funds for the investment advisory services provided by the Adviser. (See Note 3 in Notes to Financial Statements.)
(4)	See Note 2 in the Notes to Financial Statements.
(5)	Includes realized gains (losses) as a result of in-kind redemptions. (See Note 4 in Notes to Financial Statements.)
(6)	See Note 3 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

	Global X Emerging Markets Bond ETF
	Year Ended November 30, 2023	Year Ended November 30, 2022
Operations:
Net Investment Income	$6,299,095	$4,696,506
Net Realized Gain (Loss)	(5,154,816)	(8,832,130)
Net Change in Unrealized Appreciation (Depreciation)	4,915,465	(12,732,226)
Net Increase (Decrease) in Net Assets Resulting from Operations	6,059,744	(16,867,850)
Distributions:	(5,417,100)	(6,235,363)
Return of Capital:	—	(63,760)
Capital Share Transactions:
Issued	43,021,229	19,243,135
Redeemed	(15,849,750)	(33,991,128)
Increase (Decrease) in Net Assets from Capital Share Transactions	27,171,479	(14,747,993)
Total Increase (Decrease) in Net Assets	27,814,123	(37,914,966)
Net Assets:
Beginning of Year	98,476,049	136,391,015
End of Year	$126,290,172	$98,476,049
Share Transactions:
Issued	2,000,000	850,000
Redeemed	(750,000)	(1,550,000)
Net Increase (Decrease) in Shares Outstanding from Share Transactions	1,250,000	(700,000)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

	Global X Brazil Active ETF	Global X India Active ETF
	Period Ended November 30, 2023(1)	Period Ended November 30, 2023(2)
Operations:
Net Investment Income (Loss)	$37,712	$(283)
Net Realized Gain (Loss)	5,992	13,612
Net Change in Unrealized Appreciation (Depreciation)	235,272	230,413
Net Increase in Net Assets Resulting from Operations	278,976	243,742
Capital Share Transactions:
Issued	3,031,842	8,163,000
Increase in Net Assets from Capital Share Transactions	3,031,842	8,163,000
Total Increase in Net Assets	3,310,818	8,406,742
Net Assets:
Beginning of Period	—	—
End of Period	$3,310,818	$8,406,742
Share Transactions:
Issued	120,000	320,000

Net Increase in Shares Outstanding from Share Transactions	120,000	320,000

(1)	The Fund commenced operations on August 16, 2023.
(2)	The Fund commenced operations on August 17, 2023.

The accompanying notes are an integral part of the financial statements.

Page intentionally left blank.

Financial Highlights

Selected Per Share Data & Ratios
For a Share Outstanding Throughout the Period

	Net Asset Value, Beginning of Period ($)	Net Investment Income ($)*	Net Realized and Unrealized Gain (Loss) on Investments ($)	Total from Operations ($)	Distribution from Net Investment Income ($)	Distribution from Capital Gains ($)	Return of Capital ($)
Global X Emerging Markets Bond ETF
2023	21.41	1.20	0.01	1.21	(1.03)	—	—
2022	25.73	0.93	(4.02)	(3.09)	(0.91)	(0.31)	(0.01)
2021	27.50	0.90	(1.30)	(0.40)	(0.99)	(0.38)	—
2020(1)	25.00	0.49	2.47	2.96	(0.46)	—	—
Global X Brazil Active ETF
2023(2)	25.00	0.33	2.26	2.59	—	—	—
Global X India Active ETF
2023(3)	25.00	—	1.27	1.27	—	—	—

*	Per share data calculated using average shares method.
**	Total Return is for the period indicated and has not been annualized. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
†	Annualized.
††	Portfolio turnover rate is for the period indicated and periods of less than one year have not been annualized. Excludes effect of in-kind transfers.
#	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds. (See Note 3 in the Notes to Financial Statements.)
(1)	The Fund commenced operations on June 1, 2020.
(2)	The Fund commenced operations on August 16, 2023.
(3)	The Fund commenced operations on August 17, 2023.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Total from Distributions ($)	Net Asset Value, End of Period ($)	Total Return (%)**	Net Assets, End of Period ($)(000)	Ratio of Expenses to Average Net Assets (%)		Ratio of Net Investment Income (Loss) to Average Net Assets (%)		Portfolio Turnover (%)††
(1.03)	21.59	5.80	126,290	0.39	#	5.58		35.97
(1.23)	21.41	(12.26)	98,476	0.39		4.10		51.59
(1.37)	25.73	(1.60)	136,391	0.39		3.37		70.51
(0.46)	27.50	11.91	68,739	0.39	†	3.72	†	38.12

—	27.59	10.36	3,311	0.75	#†	4.48	†	13.88

—	26.27	5.08	8,407	0.76	#†	(0.03	)†	23.87

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

November 30, 2023

1. ORGANIZATION

Global X Funds (the “Trust”) is a Delaware statutory trust formed on March 6, 2008. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of November 30, 2023, the Trust had one hundred and thirteen portfolios, one hundred and nine of which were operational. The financial statements herein and the related notes pertain to the Global X Emerging Markets Bond ETF, the Global X Brazil Active ETF and the Global X India Active ETF (each a “Fund”, collectively, the “Funds”). The Funds have elected non-diversified status under the 1940 Act.

The Global X Brazil Active ETF commenced operations on August 16, 2023. The Global X India Active ETF commenced operations on August 17, 2023.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Funds:

USE OF ESTIMATES – The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could materially differ from those estimates.

SECURITY VALUATION — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on the NASDAQ Stock Market (“NASDAQ”)), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded (or at approximately 4:00 pm Eastern Standard Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale, at the most recent mean between the quoted bid and asked prices, which approximates fair value (absent both bid and asked prices on such exchange, the bid price may be used).

For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. The prices for foreign securities are reported in local currencies and converted to U.S. dollars using currency exchange rates as of the reporting date. The exchange rates used by the Trust for valuation are captured as of the New York or London close each day.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures (the “Fair Value Procedures”) established by Global X Management Company LLC, the Funds’ investment adviser (the “Adviser”), and approved by the Board

Notes to Financial Statements (Continued)

November 30, 2023

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

of Trustees of the Trust (the “Board”). Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the “valuation designee” to determine the fair value of securities and other instruments for which no readily available market quotations are available. The Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) of the Adviser. Some of the more common reasons that may necessitate that a security be valued using the Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from its primary trading exchange; the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. In addition, each Fund may fair value a security if an event that may materially affect the value of a Fund’s security that traded outside of the United States (a “Significant Event”) has occurred between the time of the security’s last close and the time that each Fund calculates its net asset value (“NAV”).A Significant Event may relate to a single issuer or to an entire market sector. Events that may be Significant Events include: government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations. If the Adviser, becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Funds calculate their NAVs, it may request that a Committee meeting be called. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration all relevant information reasonably available to the Committee. As of November 30, 2023, there were no securities priced using the Fair Value Procedures.

If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less will be valued at their market value. Prices for most securities held by the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received upon the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy

Notes to Financial Statements (Continued)

November 30, 2023

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).

The three levels of the fair value hierarchy are described below:

Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

Level 2 – Other significant observable inputs (including quoted prices in non-active markets, quoted prices for similar investments, fair value of investments for which the Funds have the ability to fully redeem tranches at NAV as of the measurement date or within the near term, and short-term investments valued at amortized cost); and

Level 3 – Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments and fair value of investments for which the Funds do not have the ability to fully redeem tranches at NAV as of the measurement date or within the near term).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement. For details of the investment classification, reference the Schedule of Investments.

The unobservable inputs used to determine fair value of Level 3 assets may have similar or diverging impacts on valuation. Significant increases and decreases in these inputs in isolation and interrelationships between those inputs could result in significantly higher or lower fair value measurement.

DUE TO/FROM BROKERS — Due to/from brokers includes cash and collateral balances with the Funds’ clearing brokers or counterparties at November 30, 2023. The Funds continuously monitor the credit standing of each broker or counterparty with whom they conduct business. In the event a broker or counterparty is unable to fulfill its obligations, the Funds would be subject to counterparty credit risk.

FEDERAL INCOME TAXES — It is each Fund’s intention to qualify, or continue to qualify, as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements except as described below.

Notes to Financial Statements (Continued)

November 30, 2023

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50%) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax positions in the current period; however, Management’s conclusions regarding tax positions may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three tax year ends, as applicable), and on-going analysis of and changes to tax laws and regulations, and interpretations thereof. Any foreign tax filings that have not been made will be filed within the prescribed period.

As of and during the reporting period November 30, 2023, the Funds did not have a liability for any unrecognized tax benefits as an income tax expense on the Statements of Operations. During the period, the Funds did not incur any interest or penalties. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

SECURITY TRANSACTIONS AND INVESTMENT INCOME – Security transactions are accounted for on the trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sale of investment securities are based on specific identification. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from the settlement date. Amortization of premiums and accretion of discounts is included in interest income.

FOREIGN CURRENCY TRANSACTIONS AND TRANSLATION – The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the relevant rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statements of Operations. Net realized and unrealized gains and losses on foreign currency transactions and translations represent net foreign exchange gains or losses from foreign currency spot contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid.

Notes to Financial Statements (Continued)

November 30, 2023

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS – The Funds distribute their net investment income on a pro rata basis. Any net realized capital gains are distributed annually. All distributions are recorded on the ex-dividend date.

CASH OVERDRAFT CHARGES – Per the terms of an agreement with the Bank of New York Mellon (“BNY Mellon”), if a Fund has a cash overdraft, it will be charged interest at a rate then charged by BNY Mellon to its institutional custody clients in the relevant currency. Prior to or on about June 26, 2023, per the terms of an agreement with Brown Brothers Harriman & Co. (“BBH”), if the Global X Emerging Markets Bond ETF had a cash overdraft on a given day, it was assessed an overdraft charge equal to the applicable BBH Base Rate plus 2.00%. Cash overdraft charges are included in custodian fees on the Statements of Operations.

CREATION UNITS – The Funds issue and redeem their shares (“Shares”) on a continuous basis at NAV and only in large blocks of Shares (50,000 for Global X Emerging Markets Bond ETF, 10,000 for Global X Brazil Active ETF and 10,000 for Global X India Active ETF), referred to as “Creation Units”. Purchasers of Creation Units (“Authorized Participants”) at NAV must pay a standard creation transaction fee per transaction. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by an Authorized Participant on the same day.

An Authorized Participant who holds Creation Units and wishes to redeem at NAV would also pay a standard redemption fee per transaction to BNY Mellon, on the date of such redemption, regardless of the number of Creation Units redeemed that day. If a Creation Unit is purchased or redeemed for cash, an additional variable fee may be charged. The following table discloses the Creation Unit breakdown:

	Creation Unit Shares	Creation Fee	Value at November 30, 2023	Redemption Fee
Global X Emerging Markets Bond ETF	50,000	$500	$1,079,500	$500
Global X Brazil Active ETF	10,000	300	275,900	300
Global X India Active ETF	10,000	500	262,700	500

3. RELATED PARTIES AND SERVICE PROVIDER TRANSACTIONS

On July 2, 2018, the Adviser consummated a transaction pursuant to which it became an indirect, wholly-owned subsidiary of Mirae Asset Global Investments Co., Ltd. (“Mirae”). In this manner, the Adviser is ultimately controlled by Mirae.

The Adviser serves as the investment adviser and the administrator for the Funds. Subject to the supervision of the Board, the Adviser is responsible for managing the investment activities of the Funds and the Funds’ business affairs and other administrative matters

Notes to Financial Statements (Continued)

November 30, 2023

3. RELATED PARTIES AND SERVICE PROVIDER TRANSACTIONS (continued)

and provides, or causes to be furnished, all supervisory, administrative and other services reasonably necessary for the operation of the Funds, including certain distribution services (provided pursuant to a separate distribution agreement), certain shareholder and distribution-related services (provided pursuant to a separate Rule 12b-1 Plan and related agreements) and investment advisory services (provided pursuant to a separate investment advisory agreement), under what is essentially an “all-in” fee structure.

For the Adviser’s service to the respective Funds, under a supervision and administration agreement (the “Supervision and Administration Agreement”), each Fund pays a monthly fee to the Adviser at the annual rate below (stated as a percentage of the average daily net assets of the Fund) (“Supervision and Administration Fee”). In addition, the Funds bear other expenses, directly and indirectly, that are not covered by the Supervision and Administration Agreement, which may vary and affect the total expense ratios of the Funds, such as taxes, brokerage fees, commissions, certain custodian fees, acquired fund fees for investments in unaffiliated investment companies, and other transaction expenses, interest expenses and extraordinary expenses (such as litigation and indemnification expenses).

The Supervision and Administration Agreement for the Global X Emerging Markets Bond ETF, Global X Brazil Active ETF and Global X India Active ETF provides that the Adviser also bears the costs for acquired fund fees and expenses generated by investments by the Fund in affiliated investment companies. For the year ended November 30, 2023, the Adviser paid acquired fund fees and expenses of $224, $14 and $26, respectively and made such reimbursement payments to the Fund on a monthly basis. These amounts are included in Payment from Adviser on the Statement of Operations.

The following table discloses supervision and administration fees payable pursuant to the Supervision and Administration Agreement:

Supervision and Administration Fee
Global X Emerging Markets Bond ETF	0.39%
Global X Brazil Active ETF	0.75%
Global X India Active ETF	0.75%

Sub-Adviser - Global X Emerging Markets Bond ETF:

The Adviser has entered into a sub-advisory agreement with Mirae Asset Global Investments (USA) LLC (the “Mirae USA Sub-Adviser”), an affiliate of the Adviser, under which the Adviser pays the Mirae USA Sub-Adviser for management and operational services it provides to the Global X Emerging Markets Bond ETF. The Mirae USA Sub-Adviser, subject to the supervision and oversight of the Board and the Adviser, is responsible for the management of the Global X Emerging Markets Bond ETF, and has discretion to buy or

Notes to Financial Statements (Continued)

November 30, 2023

3. RELATED PARTIES AND SERVICE PROVIDER TRANSACTIONS (continued)

sell securities in accordance with the Global X Emerging Markets Bond ETF’s investment objective.

The Adviser may from time to time share certain of its profits with, or allocate other resources to, the Mirae USA Sub-Adviser. Any such payments by the Adviser to the Mirae USA Sub-Adviser will be from the Adviser’s own resources.

The Adviser pays the Mirae USA Sub-Adviser a fee (“Sub-Adviser Management Fee”) in return for providing management and operational services to the Global X Emerging Markets Bond ETF. The Adviser will pay a monthly Sub-Adviser Management Fee to the Mirae USA Sub-Adviser at the annual rate set forth below for the Global X Emerging Markets Bond ETF:

•	0.14% on assets for any day that total assets are greater than or equal to $50 million.

•	0.00% on assets for any day that total assets are less than $50 million.

SEI Investments Global Funds Services (“SEIGFS”) serves as sub-administrator to the Funds. As sub-administrator, SEIGFS provides the Funds with required general administrative services, including, without limitation: office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting and secretarial services; the calculation of NAV; and assistance with the preparation and filing of reports, registration statements, proxy statements and other materials required to be filed or furnished by the Funds under federal and state securities laws. As compensation for these services, SEIGFS receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by the Adviser.

SEI Investments Distribution Co. (“SIDCO”) serves as each Fund’s underwriter and distributor of Creation Units pursuant to a distribution agreement (the “Distribution Agreement”). SIDCO has no obligation to sell any specific quantity of Shares.

SIDCO bears the following costs and expenses relating to the distribution of Shares: (1) the costs of processing and maintaining records of creations of Creation Units, (2) all costs of maintaining the records required of a registered broker/dealer, (3) the expenses of maintaining its registration or qualification as a dealer or broker under Federal or state laws, (4) filing fees, and (5) all other expenses incurred in connection with the distribution services as contemplated in the Distribution Agreement. SIDCO receives no fee from the Funds for its distribution services under the Distribution Agreement; rather, the Adviser compensates SIDCO for certain expenses, out-of-pocket costs, and transaction fees.

BNY Mellon serves as transfer agent and custodian to the Trust on behalf of the Funds. As custodian, BNY Mellon may appoint domestic and foreign sub-custodians and use depositories from time to time to hold securities and other instruments purchased by the

Notes to Financial Statements (Continued)

November 30, 2023

3. RELATED PARTIES AND SERVICE PROVIDER TRANSACTIONS (continued)

Trust in foreign countries and to hold cash and currencies for the Trust on behalf of the Funds. BNY Mellon also serves as the Trust’s transfer agent on behalf of the Funds. Under its transfer agency agreement with the Trust, BNY Mellon has undertaken with the Trust to provide the following services with respect to the Funds: (i) perform and facilitate the performance of purchases and redemptions of Creation Units, (ii) prepare and transmit by means of Depository Trust Company’s (“DTC”) book-entry system payments for dividends and distributions on or with respect to the Shares declared by the Trust on behalf of the Funds, as applicable, (iii) prepare and deliver reports, information and documents as specified in the transfer agency agreement, (iv) perform the customary services of a transfer agent and dividend disbursing agent, and (v) render certain other miscellaneous services as specified in the transfer agency agreement or as otherwise agreed upon.

The custodian and transfer agent for the Global X Emerging Markets Bond ETF transitioned from Brown Brothers Harriman & Co. to BNY Mellon on or about June 26, 2023.

4. INVESTMENT TRANSACTIONS

For the year ended November 30, 2023, the purchases and sales of investments in securities excluding in-kind transactions, long-term U.S. Government, and short-term securities, were:

	Purchases	Sales and Maturities
Global X Emerging Markets Bond ETF	$34,728,679	$39,297,142
Global X Brazil Active ETF	1,910,817	404,894
Global X India Active ETF	6,274,770	967,302

For the year ended November 30, 2023, in-kind transactions associated with creations and redemptions were:

2023	Purchases	Sales	Realized Gain/(Loss)
Global X Emerging Markets Bond ETF	$42,154,076	$14,014,049	$(1,224,863)
Global X Brazil Active ETF	1,505,475	—	—
Global X India Active ETF	2,607,812	—	—

For the year ended November 30, 2023, the Global X Emerging Markets Bond ETF had purchases and sales of long-term U.S. Government securities of $3,040,633 and $1,746,602, respectively.

5. TAX INFORMATION

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment

Notes to Financial Statements (Continued)

November 30, 2023

5. TAX INFORMATION (continued)

transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid in capital, as appropriate, in the period that the differences arise.

The permanent differences primarily consist of foreign currency reclassification of paydowns, defaulted Ukrainian bonds, sales of passive foreign investment companies, reclassification of India capital gains tax, and reclassification of distributions. The permanent differences that are credited or charged to Paid-in Capital and distributable earnings are primarily related to redemptions in-kind and have been reclassified to/from the following accounts during the fiscal year ended November 30, 2023:

Global X Funds	Paid-in Capital	Total Distributable Earnings
Global X Emerging Markets Bond ETF	$(1,230,068)	$1,230,068

The tax character of dividends and distributions declared during the year or period ended November 30, 2023 and November 30, 2022 was as follows:

Global X Funds	Ordinary Income	Long-Term Capital Gain	Return of Capital	Totals
Global X Emerging Markets Bond ETF
2023	$5,417,100	$—	$—	$5,417,100
2022	6,168,979	66,384	63,760	6,299,123
Global X Brazil Active ETF
2023	$—	$—	$—	$—
Global X India Active ETF
2023	$—	$—	$—	$—

Notes to Financial Statements (Continued)

November 30, 2023

5. TAX INFORMATION (continued)

As of November 30, 2023, the components of tax basis distributable earnings (accumulated losses) were as follows:

	Global X Funds
	Global X Emerging Markets Bond ETF	Global X Brazil Active ETF	Global X India Active ETF
Undistributed Ordinary Income	$1,180,124	$60,474	$27,040
Capital Loss Carryforwards	(11,406,015)	—	—
Unrealized Appreciation (Depreciation) on Investments and Foreign Currency	(11,071,631)	218,502	222,722
Late Year Loss Deferral	—	—	(6,021)
Other Temporary Differences	(8)	—	1
Total Distributable Earnings (Accumulated Losses)	$(21,297,530)	$278,976	$243,742

For taxable years beginning after December 22, 2010, a registered investment company is permitted to carry forward net capital losses to offset capital gains realized in later years, and the losses carried forward retain their original character as either long-term or short-term losses. Losses carried forward under these provisions are as follows:

	Short-Term Loss	Long-Term Loss	Total
Global X Emerging Markets Bond ETF	$3,915,510	$7,490,505	$11,406,015

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at November 30, 2023 was as follows:

Global X Funds	Federal Tax Cost	Aggregated Gross Unrealized Appreciation	Aggregated Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Global X Emerging Markets Bond ETF	$135,278,153	$461,991	$(11,533,622)	$(11,071,631)
Global X Brazil Active ETF	3,036,341	267,977	(49,475)	218,502
Global X India Active ETF	7,953,163	294,414	(71,692)	222,722

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Funds’ net unrealized depreciation difference is attributable primarily to wash sales, defaulted bonds and PFICS.

Qualified late year ordinary (including currency and specified gain/loss items) and Post-October capital losses represent losses realized from January 1, 2023 through November 30,

Notes to Financial Statements (Continued)

November 30, 2023

5. TAX INFORMATION (continued)

2023 and November 1, 2023 through November 30, 2023, respectively, that in accordance with federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following fiscal year.

6. CONCENTRATION OF RISKS

The Funds invest in securities of foreign issuers in several countries. These investments may involve certain considerations and risks not typically associated with investments in the United States as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries. The securities markets of emerging market countries are less liquid and subject to greater price volatility, and have a smaller market capitalization than the U.S. securities markets.

In certain countries, there may be fewer publicly traded securities and the market may be dominated by a few issuers or sectors. Issuers and securities markets in such countries are not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations or issuers and securities markets in the U.S. In particular, the assets and profits appearing on the financial statements of emerging market country issuers may not reflect their financial position or results of operations in the same manner as financial statements for U.S. issuers.

Substantially less information may be publicly available about emerging market country issuers than is available about issuers in the United States. There may be significant obstacles to obtaining information necessary for investigations into or litigation against emerging market companies and shareholders may have limited legal remedies.

Special Risk Considerations of Investing in China – Variable Interest Entity Investments. For purposes of raising capital offshore on exchanges outside of China, including on U.S. exchanges, many Chinese-based operating companies are structured as Variable Interest Entities (“VIEs”). In this structure, the Chinese-based operating company is the VIE and establishes a shell company in a foreign jurisdiction, such as the Cayman Islands. The shell company lists on a foreign exchange and enters into contractual arrangements with the VIE. This structure allows Chinese companies in which the government restricts foreign ownership to raise capital from foreign investors. While the shell company has no equity ownership of the VIE, these contractual arrangements permit the shell company to consolidate the VIE’s financial statements with its own for accounting purposes and provide for economic exposure to the performance of the underlying Chinese operating company. Therefore, an investor in the listed shell company, such as certain of the Funds, will have exposure to the Chinese-based operating company only through contractual arrangements and has no ownership in the Chinese-based operating company. Furthermore, because the shell company only has specific rights provided for in these service agreements with the VIE, its abilities to control the activities at the Chinese-based operating company

Notes to Financial Statements (Continued)

November 30, 2023

6. CONCENTRATION OF RISKS (continued)

are limited and the operating company may engage in activities that negatively impact investment value. While the VIE structure has been widely adopted, it is not formally recognized under Chinese law and therefore there is a risk that the Chinese government could prohibit the existence of such structures or negatively impact the VIE’s contractual arrangements with the listed shell company by declaring them invalid. If these contracts were found to be unenforceable under Chinese law, investors in the listed shell company, such as a Fund, may suffer significant losses with little or no recourse available. If the Chinese government determines that the agreements establishing the VIE structures do not comply with Chinese law and regulations, including those related to restrictions on foreign ownership, it could subject a Chinese-based issuer to penalties, revocation of business and operating licenses, or forfeiture of ownership interest. In addition, the listed shell company’s control over a VIE may also be jeopardized if a natural person who holds the equity interest in the VIE breaches the terms of the agreement, is subject to legal proceedings or if any physical instruments for authenticating documentation, such as chops and seals, are used without the Chinese-based issuer’s authorization to enter into contractual arrangements in China. Chops and seals, which are carved stamps used to sign documents, represent a legally binding commitment by the company. Moreover, any future regulatory action may prohibit the ability of the shell company to receive the economic benefits of the Chinese based operating company, which may cause the value of a Fund’s investment in the listed shell company to suffer a significant loss. For example, in 2021, the Chinese government prohibited use of the VIE structure for investment in after-school tutoring companies. There is no guarantee that the government will not place similar restrictions on other industries.

These actions, any future sanctions or other actions, or even the threat of further sanctions or other actions, may negatively affect the value and liquidity of certain of the Funds’ investments. For example, a Fund may be prohibited from investing in securities issued by companies subject to such sanctions. In addition, sanctions may require a Fund to freeze its existing investments, prohibiting such Fund from buying, selling or otherwise transacting in these investments.

Each Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income, gains earned or gains repatriated. The Funds accrue and apply such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned.

Certain Funds may have investments in financial instruments that utilize the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for variable interest rate calculations. LIBOR was intended to measure the rate generally at which banks can lend and borrow from one another in the relevant currency on an unsecured basis. The UK Financial Conduct Authority (“FCA”), the regulator that oversees LIBOR, announced that the majority of LIBOR rates would cease to be published or would no longer be representative on January 1, 2022. The publication of most LIBOR rates ceased at the end

Notes to Financial Statements (Continued)

November 30, 2023

6. CONCENTRATION OF RISKS (continued)

of 2021, and the remaining USD LIBOR rates ceased to be published after June 2023. There remains uncertainty and risks relating to the continuing LIBOR transition and its effects on the Funds and the instruments in which the Funds invest. There can be no assurance that the composition or characteristics of any alternative reference rates (“ARRs”) or financial instruments in which the Funds invest that utilize ARRs will be similar to or produce the same value or economic equivalence as LIBOR or that these instruments will have the same volume or liquidity. Additionally, there remains uncertainty and risks relating to certain “legacy” USD LIBOR instruments that were issued or entered into before December 31, 2021 and the process by which a replacement interest rate will be identified and implemented into these instruments when USD LIBOR is ultimately discontinued. On December 16, 2022, the Federal Reserve Board adopted regulations implementing the Adjustable Interest Rate Act. The regulations provide a statutory fallback mechanism to replace LIBOR, by identifying benchmark rates based on the Secured Overnight Financing Rate (“SOFR”) that replaced LIBOR in certain financial contracts after June 30, 2023. These regulations apply only to contracts governed by U.S. law, among other limitations. The Funds may have instruments linked to other interbank offered rates that may also cease to be published in the future. The effects of such uncertainty and risks in “legacy” USD LIBOR instruments held by the Funds could result in losses to the Funds.

Economic conditions, such as volatile currency exchange rates and interest rates, political events, military action and other conditions may, without prior warning, lead to foreign government intervention (including intervention by the U.S. Government with respect to foreign governments, economic sectors, foreign companies and related securities and interests) and the imposition of capital controls (i.e., government measures designed to limit the flow of foreign capital in and out of the domestic economy) and/or sanctions, which may also include retaliatory actions of one government against another government, such as the seizure of assets. Capital controls and/or sanctions include the prohibition of, or restrictions on, the ability to transfer currency, securities or other assets. Capital controls and/or sanctions may also impact the ability of the Funds to buy, sell or otherwise transfer securities or currency, negatively impact the value and/or liquidity of such instruments, adversely affect the trading market and price for Shares of the Funds, and cause the Funds to decline in value.

Please refer to each Fund’s prospectus and statement of additional information (“SAI”) for a more complete description of risks.

7. LOANS OF PORTFOLIO SECURITIES

Each Fund may lend portfolio securities having a market value up to one-third of its total assets. Security loans made pursuant to a securities lending agreement with BNY Mellon are initially required to be secured by collateral equal to at least 102% for U.S.-based securities and 105% for foreign based securities. Such collateral received in connection with these loans will be cash and can be invested in repurchase agreements or U.S. Treasury

Notes to Financial Statements (Concluded)

November 30, 2023

7. LOANS OF PORTFOLIO SECURITIES (continued)

obligations and is recognized in the Schedules of Investments and Statements of Assets and Liabilities. The obligation to return securities lending collateral is also recognized as a liability in the Statements of Assets and Liabilities. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan.

Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loans were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. In the event the borrower may not provide additional collateral when required or may not return the securities when due, the securities lending agency agreement requires the lending agent to indemnify the Funds by replacing either the security or the security’s current market value to the Funds. The Funds could also experience delays and costs in gaining access to the collateral. The Funds bear the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. As of November 30, 2023, the Funds had no securities on loan.

8. CONTRACTUAL OBLIGATION

The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds’ maximum exposure under these contracts is unknown. However, the Funds have not had prior gains or losses pursuant to these contracts.

Management has reviewed the Funds’ existing contracts and expects the risk of loss to be remote.

Pursuant to the Trust’s organizational documents, the Trustees of the Trust and the Trust’s officers are indemnified against certain liabilities that may arise out of the performance of their duties.

9. SUBSEQUENT EVENTS

The Funds have been evaluated by management regarding the need for additional disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no additional adjustments were required to the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Global X Funds and Shareholders of each of the Funds listed in the table below

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (three of the funds constituting Global X Funds, hereafter collectively referred to as the “Funds”) as of November 30, 2023, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of November 30, 2023, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Global X Emerging Markets Bond ETF (1)	Global X Brazil Active ETF (2)	Global X India Active ETF (3)

(1)	Statement of operations for the year ended November 30, 2023, statement of changes in net assets for each of the two years in the period ended November 30, 2023 and the financial highlights for each of the three years in the period ended November 30, 2023 and for the period June 1, 2020 (commencement of operations) through November 30, 2020.
(2)	Statements of operations and of changes in net assets and the financial highlights for the period August 16, 2023 (commencement of operations) through November 30, 2023.
(3)	Statements of operations and of changes in net assets and the financial highlights for the period August 17, 2023 (commencement of operations) through November 30, 2023.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence

Report of Independent Registered Public Accounting Firm

regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 7, 2024

We have served as the auditor of one or more investment companies in Global X Funds since 2016.

Disclosure of Fund Expenses (unaudited)

ETFs (such as the Funds) have operating expenses. As a shareholder of an ETF, your investment is affected by these ongoing costs, which include (among others) costs for ETF management, administrative services, brokerage fees, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns. In addition, a shareholder is responsible for brokerage fees as a result of the shareholder’s investment in a Fund.

Operating expenses such as these are deducted from a Fund’s gross income and directly reduce your final investment returns. These expenses are expressed as a percentage of the Fund’s average net assets; this percentage is known as the Fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with those of other funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from June 1, 2023 to November 30, 2023.

The table on the next page illustrates your Funds’ costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in a Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

Disclosure of Fund Expenses (unaudited) (Concluded)

	Beginning Account Value 6/1/2023	Ending Account Value 11/30/2023	Annualized Expense Ratios	Expenses Paid During Period(1)
Global X Emerging Markets Bond ETF
Actual Fund Return	$1,000.00	$1,034.30	0.39%	$1.99
Hypothetical 5% Return	1,000.00	1,023.11	0.39	1.98

Global X Brazil Active ETF*
Actual Fund Return	$1,000.00	$1,103.60	0.75%	$2.29(2)
Hypothetical 5% Return	1,000.00	1,021.31	0.75	3.80

Global X India Active ETF**
Actual Fund Return	$1,000.00	$1,050.80	0.76%	$2.24(3)
Hypothetical 5% Return	1,000.00	1,021.26	0.76	3.85

(1)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
(2)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 106/365 (to reflect the period from inception to date).
(3)	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 105/365 (to reflect the period from inception to date).
*	Fund commenced operations on August 16, 2023.
**	Fund commenced operations on August 17, 2023.

Approval of Investment Advisory Agreement and Sub-Advisory Agreements (unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (“1940 Act”), requires that the board of trustees of an exchange-traded fund (“ETF”), including a majority of those trustees who are not “interested persons” of the ETF, as defined in the 1940 Act (“Independent Trustees”), consider on an initial basis and periodically thereafter (as required by the 1940 Act), at an in person meeting called for such purpose, the terms of each ETF’s investment advisory agreement and whether to approve entering into, or renewing, each agreement.

At a Board meeting of the Global X Funds (the “Trust”) held on May 19, 2023 (the “New Fund Board Meeting”), the Board of Trustees (the “Board”) (including the Trust’s Independent Trustees, voting separately) considered and unanimously approved (i) the initial Investment Advisory Agreement (“New Investment Advisory Agreement”) for the Global X Brazil Active ETF and the Global X India Active ETF (each a “New Fund,” and referred to collectively as the “New Funds”) and (ii) the initial Supervision and Administration Agreement between the Trust (“New Supervision and Administration Agreement”), on behalf of the New Funds, and Global X Management Company LLC, the Trust’s investment adviser (“Global X Management”). The New Investment Advisory Agreement and New Supervision and Administration Agreement are referred to collectively as the “New Fund Agreements.”

At a Board meeting of the Trust held on November 16, 2023, called for such purpose, the Board (including the Trust’s Independent Trustees, voting separately) considered and unanimously approved the continuation of (i) the Investment Advisory Agreement (“Renewal Investment Advisory Agreement”) for each Fund included in this Annual Report (each, a “Renewal Fund” and referred to collectively as the “Renewal Funds”); (ii) the Supervision and Administration Agreement between the Trust (“Renewal Supervision and Administration Agreement”), on behalf of each Renewal Fund, and Global X Management; and (iii) the Sub-Advisory Agreement between Global X Management on behalf of the Global X Emerging Markets Bond ETF (the “Emerging Markets Bond Fund”) and Mirae Asset Global Investments (USA) LLC (“Mirae USA”) (the “Mirae USA Renewal Sub-Advisory Agreement”). The Renewal Investment Advisory Agreement and the Renewal Supervision and Administration Agreement are referred to herein as the “Renewal Agreements.”

In advance of the November 16, 2023 Board meeting, the Board (including the Trust’s Independent Trustees) and the Independent Trustees’ independent legal counsel requested (in writing) detailed information from Global X Management and Mirae USA in connection with the Board’s consideration of the New Fund Agreements, Renewal Agreements and Mirae USA Renewal Sub-Advisory Agreement and received and reviewed written responses from Global X Management and Mirae USA, as well as supporting materials relating to those requests for information. Subsequent to the receipt of that information, the Independent Trustees requested additional information regarding certain changes in senior management of Global X Management, which was provided to them in advance of the November 16, 2023 Board meeting.

Approval of Investment Advisory Agreement and Sub-Advisory Agreements (unaudited) (Continued)

At the November 16, 2023 Board meeting, the Board approved the Renewal Agreements, for the period ending February 29, 2024, in order to ensure continuity of management of the Renewal Funds. However, the Independent Trustees also determined to postpone a vote on the renewal of the Renewal Agreements for a full annual period in order to provide the Independent Trustees with the opportunity to further consider certain changes in Global X Management’s senior leadership, which occurred approximately contemporaneously with the Board’s consideration of the Renewal Agreements, and in order to permit Global X Management to confirm certain information provided in advance of the November 16, 2023 Board meeting. Global X Management subsequently provided additional information to the Board in advance of a second meeting called for the purpose of considering the extension of the Renewal Agreements for a full year. At a Board meeting of the Trust held on December 21, 2023, the Trust’s Board, which was comprised entirely of Independent Trustees, unanimously approved the continuation of the Renewal Agreements for an aggregate one-year period ending November 30, 2024.

In the course of their consideration of the New Fund Agreements, Renewal Agreements and Mirae USA Renewal Sub-Advisory Agreement, the Trust’s Independent Trustees were advised by their independent legal counsel and, in addition to meetings with management of Global X Management, the Independent Trustees met separately in executive sessions with their counsel.

NEW FUND AGREEMENTS

In determining to approve the New Fund Agreements for the New Funds, the Board considered a variety of factors, including the factors discussed in greater detail below.

Nature, Extent and Quality of Services

With respect to this factor, the Board considered:

- the terms of the New Fund Agreements and the range of services proposed to be provided to the New Funds in accordance with the New Fund Agreements;

- Global X Management’s key personnel and the portfolio managers who would provide investment advisory, supervision and administrative services to the New Funds;

- Global X Management’s responsibilities under the New Fund Agreements to, among other things, (i) manage the investment operations of the New Funds and the composition of the New Funds’ assets, including the purchase, retention and disposition of its holdings, (ii) provide quarterly reports to the Trust’s officers and the Board and other reports as the Board deems necessary or appropriate, (iii) vote proxies, exercise consents, and exercise all other rights appertaining to securities and assets held by the New Funds, (iv) select broker-dealers to execute portfolio transactions for the New Funds when necessary, (v) assist in the preparation and filing of reports and proxy statements (if any) to the shareholders of the New Funds, and the periodic updating of the registration statements,

Approval of Investment Advisory Agreement and Sub-Advisory Agreements (unaudited) (Continued)

prospectuses, statements of additional information, and other reports and documents for the New Funds that are required to be filed by the Trust with the U.S. Securities and Exchange Commission (“SEC”) and other regulatory or governmental bodies, and (vi) monitor anticipated purchases and redemptions of the shares (including Creation Units) of the New Funds by shareholders and new investors;

- the nature, extent and quality of all of the services (including advisory, administrative and compliance services) that are proposed to be provided by Global X Management or made available to the New Funds; and

- the quality of Global X Management’s resources and personnel that would be made available to the New Funds, including Global X Management’s experience and the professional qualifications of Global X Management’s key personnel.

Based on these considerations, the Board concluded, at the New Fund Board Meeting, that it was satisfied with the nature, extent and quality of the services proposed to be provided to the New Funds by Global X Management.

Performance

The Board determined that, because the New Funds had not yet begun investment operations as of the date of the New Fund Board Meeting, meaningful data relating to the investment performance of the New Funds was not available and, therefore, could not be a factor in approving the New Fund Agreements.

Cost of Services and Profitability

With respect to this factor, the Board considered:

- Global X Management’s expected costs to provide investment management, supervision and administrative and related services to each New Fund;

- the management fee (including the proposed investment advisory fee) (“Management Fee”) that was proposed to be borne by each New Fund under the respective New Fund Agreement for the various investment advisory, supervisory and administrative services that the New Funds require under a unitary fee structure (including the types of fees and expenses that are not included within the unitary fee and would be borne by the New Funds); and

- the expected profitability to Global X Management, if any, from all of the services proposed to be provided to the New Funds by Global X Management and all aspects of the relationship between Global X Management and the New Funds.

Based on these considerations, the Board concluded that the proposed Management Fee to be paid by each New Fund to Global X Management, in light of the nature, extent and

Approval of Investment Advisory Agreement and Sub-Advisory Agreements (unaudited) (Continued)

quality of the services to be provided, was reasonable and in the best interests of the New Fund’s shareholders.

Comparison of Fees and Services

With respect to this factor, the Board considered:

- comparative information with respect to the proposed Management Fee to be paid to Global X Management by each New Fund. In connection with this consideration, Global X Management provided the Board with comparative expense data for each New Fund, including fees and expenses paid by unaffiliated similar specialized and/or focused ETFs, and/or other similar registered funds. The Board considered Global X Management’s detailed explanation of the proposed fee structures of any New Fund that was above the average or median for the New Fund’s peer group;

- the structure of the proposed unitary Management Fee (which includes as one component the proposed investment advisory fee for the New Funds) and the expected total expense ratios for the New Funds. In this regard, the Board took into consideration that the purpose of adopting a unitary Management Fee structure for the New Funds was to create a simple, all-inclusive fee that would provide a level of predictability with respect to the overall expense ratios (i.e., the total fees) of the New Funds and that the proposed Management Fee for each New Fund was set at a competitive level to make the New Fund viable in the marketplace; and

- that, under the proposed unified Management Fee structure, Global X Management would be responsible for most ordinary expenses of the New Funds, including the costs of various third-party services required by the New Funds, including investment advisory, administrative, audit, certain custody, portfolio accounting, legal, transfer agency and printing costs, but that each New Fund would bear other expenses not covered under the proposed all-inclusive Management Fee, such as taxes, brokerage fees, commissions, and other transaction expenses, interest expenses, and extraordinary expenses.

Based on these considerations, the Board concluded, at the New Fund Board Meeting, that the services to be received and the fees to be charged under the applicable New Fund Agreements were reasonable on a comparative basis.

Economies of Scale

With respect to this factor, the Board considered:

- the extent to which economies of scale would be realized as the New Funds grow and whether the proposed unitary Management Fees for the New Funds reflected these economies of scale;

Approval of Investment Advisory Agreement and Sub-Advisory Agreements (unaudited) (Continued)

- the significant investment of time, personnel and other resources that Global X Management intends to make in the New Funds in order to seek to assure that the New Funds are attractive to investors; and

- that the proposed unitary Management Fee would provide a high level of certainty as to the total level of expenses for each New Fund and its shareholders.

Based on these considerations, the Board concluded, at the New Fund Board Meeting, that the proposed unitary Management Fees for the New Funds appropriately addressed economies of scale.

Other Benefits

In considering each New Fund Agreement, in addition to the factors discussed above, the Board considered other benefits that may be realized by Global X Management as a result of its relationships with the New Funds. As a result, the Board concluded that, in the case of each New Fund, in the exercise of the Board’s business judgement, all information the Board considered supported approval of the applicable New Fund Agreements.

Conclusion

After full consideration of the factors above, as well as other factors that were instructive in their consideration, the Board, including all of the Trust’s Independent Trustees voting separately, concluded, in the exercise of its business judgement, that the New Fund Agreements were fair and reasonable and in the best interest of the New Funds.

In reaching this decision, the Board did not assign relative weights to the factors above nor did the Board deem any one factor or group of them to be controlling in and of themselves. Each member of the Board may have assigned different weights to the various factors.

RENEWAL AGREEMENTS

In determining to approve the continuation of the Renewal Agreements for the Renewal Funds, the Board considered a variety of factors, including the factors discussed in greater detail below.

Nature, Extent, and Quality of Services

With respect to this factor, the Board considered:

- the terms of the Renewal Agreements and the range of services that would continue to be provided to each Renewal Fund in accordance with the Renewal Agreements;

- Global X Management’s key personnel and the portfolio managers who would continue to provide investment advisory, supervision and administrative services to each Renewal Fund;

Approval of Investment Advisory Agreement and Sub-Advisory Agreements (unaudited) (Continued)

- Global X Management’s responsibilities under the Renewal Agreements, among other things, to: (i) manage the investment operations of the Renewal Funds and the composition of the Renewal Funds’ assets, including the purchase, retention and disposition of their holdings, (ii) provide quarterly reports to the Trust’s officers and the Board and other reports as the Board deems necessary or appropriate, (iii) vote proxies, exercise consents, and exercise all other rights relating to securities and assets held by the Renewal Funds, (iv) select broker-dealers to execute portfolio transactions for the Renewal Funds when necessary, (v) assist in the preparation and filing of reports and proxy statements (if any) to the shareholders of the Renewal Funds, and the periodic updating of the registration statement, prospectuses, statements of additional information, and other reports and documents for the Renewal Funds that are required to be filed by the Trust with the SEC and other regulatory and governmental bodies, and (vi) monitor anticipated purchases and redemptions of the shares (including Creation Units) of the Renewal Funds by shareholders and new investors;

- the nature, extent and quality of all of the services (including advisory, administrative and compliance services) that have been provided by Global X Management or made available to the Renewal Funds; and

- the quality of Global X Management’s resources and personnel that would continue to be made available to the Renewal Funds, including Global X Management’s experience and the professional qualifications of Global X Management’s key personnel.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Renewal Funds by Global X Management.

Performance

The Board considered the performance of each Renewal Fund. They examined the performance of the Renewal Funds for the one-year, three-year, five-year and since-inception periods, as applicable. Also, the Board considered the total return and investments performance of the Renewal Funds relative to (i) the performance of unaffiliated comparable ETFs and/or other registered funds, which performance information is publicly available from such registered funds, as well as other third party sources; and (ii) the performance of pertinent indexes. The Board considered instances of under-performance and over-performance with respect to the competitor funds.

Based on these considerations and comparisons, the Board concluded that the investment performance of the Renewal Funds did not adversely affect the Board’s approval of the continuance of the Renewal Agreements.

Approval of Investment Advisory Agreement and Sub-Advisory Agreements (unaudited) (Continued)

Cost of Services and Profitability

The Board considered Global X Management’s cost to provide investment management, supervision and administrative and related services to the Renewal Funds. In this regard, the Board considered the management fee (“Management Fee”) that has been borne or is expected to be borne by the Renewal Funds under the Renewal Agreements for the various investment advisory, supervisory and administrative services that the Renewal Funds require under a unitary fee structure (including the types of fees and expenses that are not included within the unitary fee and would be borne by the Renewal Funds).

In addition, the Board considered expected profitability to Global X Management, as applicable, from all services provided or expected to be provided to the Renewal Funds and all aspects of Global X Management’s relationship with the Renewal Funds. In connection with these considerations, Global X Management provided the Board with financial information regarding its operations and the services provided to the Renewal Funds and discussed with the Board its current and expected, as applicable, profitability with respect to the Renewal Funds.

Based on these considerations, the Board concluded that the Management Fee rate paid by the Renewal Funds to Global X Management, in light of the nature, extent and quality of the services provided, was reasonable and in the best interests of the Renewal Funds’ shareholders.

Comparison of Fees and Services

With respect to this factor, the Board considered:

- comparative information with respect to the Management Fee paid to Global X Management by the Renewal Funds. In connection with this consideration, Global X Management provided the Board with comparative expense data for the Renewal Funds, including fees and expenses paid by unaffiliated similar specialized and/or focused ETFs and/or other comparable registered funds. The Board considered the Global X Management’s detailed explanation of the fee structures of any Renewal Fund that was above the average or median for its peer group;

- the structure of the unitary Management Fee (which includes as one component the investment advisory fee for the Renewal Funds) and the current total expense ratios for the Renewal Funds. In this regard, the Board took into consideration that the purpose of adopting a unitary Management Fee structure for the Renewal Funds was to create a simple, all-inclusive fee that would provide a level of predictability with respect to the overall expense ratio (i.e., the total fees) of the Renewal Funds and that the proposed Management Fees for the Renewal Funds were set at a competitive levels to make the Renewal Funds viable in the marketplace; and

Approval of Investment Advisory Agreement and Sub-Advisory Agreements (unaudited) (Continued)

- that, under the unified Management Fee structure, Global X Management is responsible for most ordinary expenses of the Renewal Funds, including the costs of various third-party services required by the Renewal Funds, including investment advisory, administrative, audit, certain custody, portfolio accounting, legal, transfer agency and printing costs, but that the Renewal Funds would bear other expenses not covered under the proposed all-inclusive Management Fee, such as taxes, brokerage fees, commissions, and other transaction expenses, interest expenses, and extraordinary expenses.

Based on these considerations, the Board concluded that the services received and the fees charged under the Renewal Agreements were reasonable on a comparative basis.

Economies of Scale

With respect to this factor, the Board considered:

- the extent to which economies of scale would be realized as the Renewal Funds grow and whether the unitary Management Fee for the Renewal Funds reflected these economies of scale;

- the significant investment of time, personnel and other resources that Global X Management has made and intends to continue to make in the Renewal Funds in order to seek to assure that the Renewal Funds are attractive to investors; and

- that the unitary Management Fee would provide a high level of certainty as to the total level of expenses for the Renewal Funds and their shareholders.

Based on these considerations, the Board concluded that the unitary Management Fee for the Renewal Funds appropriately addressed economies of scale.

Other Benefits

In considering the Renewal Agreements, in addition to the factors above, the Board considered any other benefits realized by Global X Management as a result of its relationships with the Renewal Funds and concluded that, in the exercise of the Board’s business judgement, all information the Board considered supported approval of the continuation of the Renewal Agreements.

Conclusion

After full consideration of the factors above, as well as other factors that were instructive in its consideration, the Board, including all of the Trust’s Independent Trustees voting separately, concluded, in the exercise of its business judgement, that the Renewal Agreements were fair and reasonable and in the best interest of each Renewal Fund.

Approval of Investment Advisory Agreement and Sub-Advisory Agreements (unaudited) (Continued)

In reaching this decision, the Board did not assign relative weights to the factors above nor did the Board deem any one factor or group of them to be controlling in and of themselves. Each member of the Board may have assigned different weights to the various factors.

MIRAE USA RENEWAL SUB-ADVISORY AGREEMENT

In determining to approve the continuation of the Mirae USA Renewal Sub-Advisory Agreement, the Board considered a variety of factors, including the factors discussed in greater detail below.

Nature, Extent, and Quality of Services

With respect to this factor, the Board considered:

- the terms of the Sub-Advisory Agreement and the range of services that would continue to be provided to the Emerging Markets Bond Fund by Mirae USA in accordance with the Sub-Advisory Agreement;

- the key personnel and the co-portfolio managers of Mirae USA who would continue to provide investment advisory services to the Emerging Markets Bond Fund;

- the responsibilities of Mirae USA under the Sub-Advisory Agreement, among other things, to: (i) invest and reinvest the assets of the Emerging Markets Bond Fund, (ii) provide the Trust, Global X Management, and their respective officers and Trustees with such periodic reports concerning the obligations the Sub-Adviser has assumed under the Sub-Advisory Agreement as the Trust, the Board, and Global X Management may from time to time reasonably request, (iii) review all proxy solicitation materials and vote (or abstain from voting) and handle all proxies solicited by or with respect to the issuers of securities in which the assets of the Emerging Markets Bond Fund may be invested in compliance with the proxy voting procedures of the Trust then in effect, (iv) select broker and dealers to execute portfolio transactions for the Emerging Markets Bond Fund and select the markets on or in which the transactions will be executed, and (v) assist Global X Management and the Emerging Markets Bond Fund by providing certain operational services to the Fund including, without limitation, the following: (A) the preparation of tax returns; (B) the preparation and submission of reports to existing shareholders; (C) the periodic updating of the prospectus and statement of additional information for the Emerging Markets Bond Fund; and (D) the preparation of reports to be filed with the SEC and other regulatory authorities;

- the nature, extent and quality of the services (including advisory and compliance services) to be provided by Mirae USA or made available to the Emerging Markets Bond Fund, and the adequacy of the personnel and resources of Mirae USA that would continue to be made available to the Fund; and

Approval of Investment Advisory Agreement and Sub-Advisory Agreements (unaudited) (Continued)

- the quality of Mirae USA resources and personnel that would continue to be made available to the Emerging Markets Bond Fund, including the experience and the professional qualifications of Mirae USA key personnel.

Performance

The Board considered the performance of the Fund to the extent that such information was available and/or deemed meaningful. They examined the performance of the Fund for the one-year, three-year, five-year and since-inception periods, as applicable. Also, the Board considered the total return and investment performance of the Fund relative to (i) the performance of unaffiliated comparable specialized and/or focused exchange-traded funds and other registered funds in the same classification as the Fund, which performance information is publicly available from such registered funds as well as other third party sources; and (ii) the performance of comparable registered funds and pertinent indexes. The Board considered instances of underperformance and over-performance with respect to the comparator funds.

Cost of Services and Profitability

The Board considered the cost to Mirae USA to provide investment management services and related services to the Emerging Markets Bond Fund. In this regard, the Board considered the sub-advisory fee paid to Mirae USA (from the Management Fee borne by the Emerging Markets Bond Fund under the Investment Management Agreement) for the various investment advisory services that the Emerging Markets Bond Fund requires.

In addition, the Board considered the expected profitability to Mirae USA from all services provided or expected to be provided to the Emerging Markets Bond Fund by the Sub-Adviser and all aspects of the relationship of Mirae USA with the Emerging Markets Bond Fund.

To assist the Trustees in these considerations, Mirae USA provided the Board with financial information regarding the services to be provided to the Emerging Markets Bond Fund and discussed with the Board its expected profitability with respect to the Fund.

Comparison of Fees and Services

With respect to this factor, the Board considered:

- comparative information with respect to the sub-advisory fee paid to Mirae USA by Global X Management (from the Management Fee paid to the Adviser by the Emerging Markets Bond Fund). To assist the Trustees in these considerations, Mirae USA provided the Board with comparative expense data for the Emerging Markets Bond Fund, including management fees paid by unaffiliated comparable specialized and/or focused ETFs and/or other comparable investment funds

Approval of Investment Advisory Agreement and Sub-Advisory Agreements (unaudited) (Concluded)

- the structure of the sub-advisory fee and the total expense ratio for the Emerging Markets Bond Fund.

Economies of Scale

With respect to this factor, the Board considered:

- the extent to which economies of scale would be realized as the Emerging Markets Bond Fund grows and whether the sub-advisory fee for the Emerging Markets Bond Fund reflected these economies of scale, and noted that Mirae USA represented that it does not expect to experience any economies of scale by providing continued sub-advisory services to the Fund, based on the anticipated size of the Fund during at least the Fund’s first few years; and

- the significant investment of time, personnel and other resources that Mirae USA has made and intends to continue to make in the Emerging Markets Bond Fund to seek to assure that the Fund is attractive to investors.

Other Benefits

In considering the Sub-Advisory Agreement, in addition to the categories discussed above, the Board considered other benefits realized by Mirae USA because of its relationship with the Emerging Markets Bond Fund.

Conclusion

After full consideration of the factors above, as well as other factors that were instructive in its consideration, the Board, including all of the Trust’s Independent Trustees voting separately, concluded, in the exercise of its business judgement, that the Mirae USA Renewal Sub-Advisory Agreement was fair and reasonable and in the best interest of the Emerging Markets Bond Fund.

In reaching this decision, the Board did not assign relative weights to the factors above nor did the Board deem any one factor or group of them to be controlling in and of themselves. Each member of the Board may have assigned different weights to the various factors.

Supplemental Information (unaudited)

NAV is the price per Share at which the Funds issue and redeem Shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a Fund generally is determined using the midpoint between the highest bid and the lowest offer on the stock exchange on which the Shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. A Fund’s Market Price may be at, above or below its NAV. The NAV of a Fund will fluctuate with changes in the market value of the Fund’s holdings. The Market Price of a Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that a Fund is trading below the reported NAV, expressed as a percentage of the NAV.

Further information regarding premiums and discounts is available on the Funds’ website at www.globalxetfs.com.

Trustees and Officers of the Trust (unaudited)

The Trustees and officers are identified in the table below, which provides information as to their principal business occupations held during the last five years and certain other information. Each Trustee serves until his or her death, resignation or removal and replacement. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and officers. The SAI may be obtained without charge by calling 1-888-493-8631. The address for all Trustees and officers is c/o Global X Funds®, 605 3rd Avenue, 43rd Floor, New York, New York 10158. The following chart lists Trustees and Officers as of December 15, 2023.

Name (Year of Birth)	Position(s) Held with Trust	Principal Occupation(s) During the Past 5 Years	Number of Funds in Trust Overseen by Trustee[4]	Other Directorships Held by Trustees
Independent Trustees[1,2]
Charles A. Baker (1953)	Trustee (since 07/2018)	Chief Executive Officer of Investment Innovations LLC (investment consulting) (since 2013); Managing Director of NYSE Euronext (2003 to 2012).	113 funds (109 of which were operational)	Trustee of OSI ETF Trust (2016-2022).
Susan M. Ciccarone (1973)	Trustee (since 09/2019)	Partner, Further Global Capital Management (private equity) (since 2017); formerly Chief Operating Officer (2014-2016) and Chief Financial Officer (2012-2016), Emerging Global Advisors, LLC (ETF issuer).	113 funds (109 of which were operational)	Director of E78 Partners (since 2022); Director of ProSight Global, Inc. (since 2021); Director of Casa Holdco LP, parent of Celink (since 2018); Chairman, Payment Alliance International, Inc. (2019-2021).
Clifford J. Weber (1963)	Trustee (since 07/2018)	Owner, Financial Products Consulting Group LLC (consulting services to financial institutions) (since 2015); Formerly, Executive Vice President of Global Index and Exchange-Traded Products, NYSE Market, Inc., a subsidiary of Intercontinental Exchange (ETF/ETP listing exchange) (2013-2015).	113 funds (109 of which were operational)	Chairman and Trustee of Clayton Street Trust (since 2016); Chairman and Trustee of Janus Detroit Street Trust (since 2016); Trustee of Clough Global Equity Fund (since 2017); Trustee of Clough Global Dividend and Income Fund (since 2017); Trustee of Clough Global Opportunities Fund (since 2017); Chairman (2017-2023) and Trustee (2015- 2023) of Clough Funds Trust; and Chairman and Trustee of Elevation ETF Trust (2016-2018).

Trustees and Officers of the Trust (unaudited)

Name (Year of Birth)	Position(s) Held with Trust	Principal Occupation(s) During the Past 5 Years	Number of Funds in Trust Overseen by Trustee	Other Directorships Held by Trustees
Interested Trustee/Officers[1,2]
Thomas Park (1978)	President (since 11/2023)	Chief Executive Officer, GXMC (since 11/2023); Co-Chief Executive Officer Mirae Asset Global Investments (USA) (since 12/2022); President of Mirae Asset Global Investments (USA) (1/2020- 12/2022); and Executive Managing Director of Mirae Asset Global Investments (USA) (2011- 2022).	N/A	N/A
Alex Ashby (1986)	Chief Operating Officer (since 11/2023)	Head of Product Development, GXMC (since 2019); Vice President, Director of Product Development (2015 - 2018).	N/A	N/A
Susan Lively (1981)	Secretary (since 09/2020)	General Counsel, GXMC (since 9/2020); Senior Corporate Counsel at Franklin Templeton (previously, Managing Director and Associate General Counsel at Legg Mason & Co., LLC) (2014-2020).	N/A	N/A
Eric Griffith[3] (1969)	Assistant Secretary (since 02/2020)	Counsel, SEI Investments (since 10/2019); Vice President and Assistant General Counsel, JPMorgan Chase & Co. (2012-2018).	N/A	N/A
Joe Costello (1974)	Chief Compliance Officer (since 09/2016)	Chief Compliance Officer, GXMC (since 09/2016).	N/A	N/A
Ronnie Riven (1984)	Chief Financial Officer (since 11/2023); Treasurer and Principal Accounting Officer (since 12/2020)	Head of Finance & Business Management, GXMC (since 01/2022); Treasurer, GXMC (since 02/2022); Director of Finance, GXMC (08/2018- 12/2021); Director of Accounting and Finance at Barclays Center (2016-2018).	N/A	N/A
Eric Olsen[3] (1970)	Assistant Treasurer (since 05/2021)	Director of Accounting, SEI Investment Manager Services (March 2021 to present); Deputy Head of Fund Operations, Traditional Assets, Aberdeen Standard Investments (2013-2021).	N/A	N/A

1	Each Trustee serves until his or her successor is duly elected or appointed and qualified.
2	Luis Berruga served as an Interested Trustee of the Trust until December 15, 2023, and as President of the Trust until November 21, 2023. John Belanger served as Chief Operating Officer of the Trust and as Chief Financial Officer of the Trust until November 28, 2023.
3	These officers of the Trust also serve as officers of one or more funds for which SEI Investments Company or an affiliate acts as investment manager, administrator or distributor.
4	As of November 30, 2023.

Notice to Shareholders (unaudited)

For shareholders that do not have a November 30, 2023 tax year end, this notice is for informational purposes only. For shareholders with a November 30, 2023 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended November 30, 2023, the Funds have designated the following items with regard to distributions paid during the year.

Long-Term Capital Gain Distributions	Ordinary Income Distributions	Return of Capital	Total Distributions	Qualifying for Corporate Dividends Received Deduction(1)	Qualifying Dividend Income(2)
Global X Emerging Markets Bond ETF
0.00%	100.00%	0.00%	100.00%	0.26%	0.26%
Global X Brazil Active ETF
0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Global X India Active ETF
0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions).

(2) The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of the Funds to designate the maximum amount permitted by law.

Notice to Shareholders (unaudited)

U.S. Government Interest(3)	Interest Related Dividends(4)	Short Term Capital Gain Dividends(5)	Qualifying Business Income(6)	Foreign Tax Credit
Global X Emerging Markets Bond ETF
3.80%	7.82%	0.00%	0.00%	0.00%
Global X Brazil Active ETF
0.00%	0.00%	0.00%	0.00%	0.00%
Global X India Active ETF
0.00%	0.00%	0.00%	0.00%	0.00%

(3) “U.S. Government Interest” represents the amount of interest that was derived from U.S. Government obligations and distributed during the fiscal year. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4) The percentage in this column represents the amount of “Qualifying Interest Income” as created by the American Jobs Creation Act of 2004 and is a percentage of net investment income that is exempt from U.S. withholding tax when paid for foreign investors.

(5) The percentage of this column represents the amount of “Short Term Capital Gain Dividend” and is reflected as a percentage of short term capital gain distribution that is exempted from U.S. withholding tax when paid to foreign investors.

(6) The percentage of this column represents that amount of ordinary dividend income that qualified for 20% Business Income Deduction.

The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2023. Complete information will be computed and reported in conjunction with your 2023 Form 1099-DIV

Notes

Notes

Notes

Notes

605 Third Avenue, 43rd Floor
New York, NY 10158
1-888-493-8631
www.globalxetfs.com

Investment Adviser and Administrator:

Global X Management Company LLC
605 3rd Avenue, 43rd Floor
New York, NY 10158

Sub-Adviser - Global X Emerging Markets Bond ETF:
Mirae Asset Global Investments (USA) LLC
1212 Avenue of the Americas, 10th Floor
New York, NY 10036

Distributor:
SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, PA 19456

Sub-Administrator:
SEI Investments Global Funds Services
One Freedom Valley Drive
Oaks, PA 19456

Counsel for Global X Funds and the Independent Trustees:
Stradley Ronon Stevens & Young, LLP
2000 K Street, N.W.
Suite 700
Washington, DC 20006

Custodian and Transfer Agent:
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Independent Registered Public Accounting Firm:
PricewaterhouseCoopers LLP
Two Commerce Square
Suite 1800
2001 Market Street
Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Funds described.

GLX-AR-009-0400

(b) Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial experts are Charles A. Baker and Susan M. Ciccarone and each is independent as defined in Form N-CSR Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers LLP (“PwC”) relate to the registrant.

PwC billed the registrant aggregate fees for services rendered to the registrant for the last two fiscal years as follows:

		2023			2022
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees	$1,235,693	$0	$0	$1,148,958	$0	$0
(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c)	Tax Fees(1)	$392,972	$0	$0	$406,447	$0	$0
(d)	All Other Fees	$0	$0	$0	$0	$0	$0

Notes:

(1)	Tax Compliance and excise distribution services.

(e) (1) Not applicable.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

	2023	2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for the last two fiscal years were $392,972 and $406,447, respectively.

(h) During the past fiscal year, all non-audit services provided by registrant’s principal accountant to either registrant’s investment adviser or to any entity controlling, controlled by, or under common control with registrant’s investment adviser that provides ongoing services to registrant were pre-approved by the audit committee of registrant’s Board of Trustees.  Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately-designated standing Audit Committee, which is composed of the registrant's Independent Trustees, Charles A. Baker, Susan M. Ciccarone and Clifford J. Weber.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

Item 19. Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) Not applicable.

(a)(3) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR § 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR § 270.30a-2(b)) also accompany this filing as exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Global X Funds

By (Signature and Title)	/s/ Thomas Park
Thomas Park
President

Date: February 8, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Thomas Park
Thomas Park
President

Date: February 8, 2024

By (Signature and Title)	/s/ Ronnie Riven
Ronnie Riven
Chief Financial Officer

Date: February 8, 2024